[USAA EAGLE LOGO(R)]
                                                                      PROSPECTUS
                                                                     MAY 1, 2003


                        USAA LIFE INVESTMENT TRUST FUNDS


     TABLE OF CONTENTS
     ---------------------------------------------------------------------------
     Overview                                             2B
     USAA Life Income Fund                                2B
     USAA Life Growth and Income Fund                     7B
     USAA Life World Growth Fund                         11B
     USAA Life Diversified Assets Fund                   15B
     USAA Life Aggressive Growth Fund                    20B
     Fund Management                                     24B
     Purchase of Fund Shares                             25B
     Redemption of Fund Shares                           25B
     Valuation of Fund Shares                            25B
     Dividends and Distributions                         26B
     Taxes                                               26B
     Financial Highlights                                27B
     Appendix A                                          32B


     AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     SHARES OF THESE FUNDS ARE AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES OFFERED BY USAA LIFE INSURANCE COMPANY.

     AS WITH OTHER MUTUAL FUNDS, LOSING MONEY IS A RISK OF INVESTING IN THESE FUNDS. AN INVESTMENT IN THESE FUNDS IS NOT A DEPOSIT OF USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

USAA LIFE FUNDS
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OVERVIEW

USAA Investment Management Company (IMCO) manages these Funds. IMCO is an affiliate of United Services Automobile Association (USAA) and as of the date of this prospectus manages approximately $42 billion in total assets. For easier reading, IMCO will be referred to as "we" or "us" throughout this prospectus except as otherwise indicated.

USAA LIFE INCOME FUND

OBJECTIVE

Maximum current income without undue risk to principal

INVESTMENT STRATEGY

The Fund's principal strategy is the investment of its assets primarily in U.S. dollar-denominated debt and income-producing securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will attempt to invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes. The Fund's portfolio may consist of any of the following:

  o obligations of the U.S. government, its agencies and instrumentalities, and repurchase agreements collateralized by such obligations

  o obligations of state and local governments and their agencies and instrumentalities

  o U.S. bank obligations, including certificates of deposit and banker's acceptances

  o    Eurodollar obligations and Yankee obligations

  o    mortgage-backed securities

  o    municipal lease obligations

  o    collateralized mortgage obligations (CMOs)

  o    commercial mortgage-backed securities (CMBS)

  o    CMBS interest only securities

  o    variable rate-demand notes

  o    treasury inflation-protected securities (TIPS)

  o    master demand notes

  o    asset-backed securities

  o    convertible securities

  o    corporate debt securities such as notes, bonds, and commercial paper

  o    equity and debt securities of real estate investment trusts

  o    common stocks

  o    preferred stocks

  o    other debt securities

The debt securities must be investment grade at the time of purchase. Investment-grade securities are those securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or those rated or subject to a guarantee that is rated within the four highest long-term rating categories by:

  o  Moody's Investors Service    o  Standard & Poor's Ratings Group

  o  Fitch Ratings                o  Dominion Bond Rating Service Limited (DBRS)

USAA LIFE FUNDS - 2B

--------------------------------------------------------------------------------

If unrated by these agencies, we must determine that the securities are of equivalent investment quality. You will find a complete description of the above debt ratings in the statement of additional information.

If the rating of a security is downgraded below investment grade, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

In deciding which securities to buy and sell, we search for securities that represent value at the time of purchase given current market conditions. For fixed income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or find that an attractive replacement security is available. For common stocks, value involves selecting dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are interest rate risk, credit risk, prepayment risk, stock market risk, and management risk.

INTEREST RATE RISK

The Fund is subject to interest rate risk. Interest rate risk involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

  * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

  * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

CREDIT RISK

Because the Fund invests in bonds, it is subject to credit risk. Credit risk involves the possibility that a borrower cannot make timely interest and principal payments on its securities. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

PREPAYMENT RISK

Prepayment risk involves the possibility that prepayments of mortgages will affect mortgage-backed securities held in the Fund's portfolio and will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

                                                                  3B- Prospectus

USAA LIFE FUNDS
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STOCK MARKET RISK

Because this Fund may purchase equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK

The Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

An additional risk of this Fund is the risk of investing in real estate investment trusts (REITs).

REITs

Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

FLUCTUATION OF INVESTMENT VALUE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the periods indicated compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

     [ARROW] TOTAL RETURN MEASURES  THE PRICE  CHANGE IN A SHARE  ASSUMING THE
             REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]

                    CALENDAR YEAR      TOTAL RETURN
                         1996*               .67%
                         1997              11.60%
                         1998               9.17%
                         1999              -5.17%
                         2000              14.00%
                         2001               7.21%
                         2002               7.95%

                  * FUND BEGAN OPERATIONS ON JANUARY 5, 1995.

USAA LIFE FUNDS - 4B

                            3-MONTH YTD TOTAL RETURN
                                1.39% (3/31/03)
         BEST QUARTER**                                     WORST QUARTER**
       4.83% 3rd Qtr. 2001                               -4.24% 1st Qtr. 1996

       ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     ALL MUTUAL FUNDS MUST USE THE SAME FORMULA TO CALCULATE YIELD. THE FUND MAY ADVERTISE PERFORMANCE IN TERMS OF A 30-DAY YIELD QUOTATION. THE FUND'S 30-DAY YIELD FOR THE PERIOD ENDED DECEMBER 31, 2002, WAS 4.87%.

     [ARROW] YIELD IS THE  ANNUALIZED  NET INCOME OF THE FUND DURING A SPECIFIED
             PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE.



                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                SINCE INCEPTION
                                PAST 1 YEAR     PAST 5 YEARS        1/5/95
--------------------------------------------------------------------------------
  USAA Life Income Fund            7.95%            6.44%            8.38%
--------------------------------------------------------------------------------

  Lehman Brothers U.S.
  Aggregate Bond Index*            10.26%           7.55%            8.58%

 * The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

FEES AND EXPENSES

This summary is to assist you in understanding the various costs and expenses that you would pay directly or indirectly to invest in this Fund.

SHAREHOLDER TRANSACTIONS - DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, each variable insurance contract involves fees and expenses not described in this prospectus. For information regarding contract fees and expenses and any restrictions on purchases or allocations, see the accompanying contract prospectus.

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing. The following table and example are designed to assist participants in qualified plans that invest in the Fund in understanding the fees and expenses that they may pay as an investor in the Fund. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES PROVIDED ON THE NEXT PAGE.

                                                                  5B- Prospectus

USAA LIFE FUNDS
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                                   TOTAL ANNUAL                 ACTUAL FUND
MANAGEMENT  DISTRIBUTION   OTHER    OPERATING                OPERATING EXPENSES
  FEES     (12B-1) FEES   EXPENSES  EXPENSES  REIMBURSEMENT  AFTER REIMBURSEMENT
--------------------------------------------------------------------------------
  .20%          None        .51%     .71%(a)       .06%            .65(b)


 (a) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through other fee offset arrangements, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding any fee offset arrangements, which for the most recent fiscal year reduced the total expense ratio of the Fund by .01%.

 (b) Through April 30, 2004, USAA Life Insurance Company must limit the Fund's Actual Annual Operating Expenses to .65% of its average net assets, excluding any fee offset arrangements, and reimburse the Fund for all expenses in excess of that amount.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return, the Fund's operating expenses (before any applicable reimbursement) remain the same, and you redeem all of your shares at the end of the periods shown.

            1 YEAR        3 YEARS         5 YEARS          10 YEARS
    ----------------------------------------------------------------------
              $66           $227             $395             $883

PORTFOLIO MANAGER

Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. Ms. Weinblatt has 23 years of investment management experience and has worked for us for three years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to June 1998; and Neuberger & Berman from 1986 to 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and MA from the University of Pennsylvania and a BA from Radcliffe College.


USAA LIFE FUNDS - 6B

USAA LIFE GROWTH AND INCOME FUND

OBJECTIVE

Capital growth and secondary objective of current income

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) as subadviser for the Fund. Wellington Management is responsible for investing the Fund's assets.

The Fund's principal strategy is the investment of its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. The investment approach of the Fund is to identify through fundamental analysis market-leading companies of all market cap sizes in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high-quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. Wellington Management may also invest in nonconvertible debt securities and nonconvertible preferred stock.

While most of the Fund's assets will be invested in U.S. securities, Wellington Management may also invest up to 20% of the Fund's total assets in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

As a temporary defensive measure because of market, economic, political, or other conditions, Wellington Management may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are stock market risk and management risk.

STOCK MARKET RISK

Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK

This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

Other risks of the Fund include the risks of foreign investing and investing in real estate investment trusts (REITs).

FOREIGN INVESTING RISK

Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

  * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

  * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

                                                                 7B - Prospectus

USAA LIFE FUNDS
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REITs

Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

FLUCTUATION OF INVESTMENT VALUE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the periods indicated compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

     [ARROW] TOTAL RETURN MEASURES  THE PRICE  CHANGE IN A SHARE  ASSUMING THE
             REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]

                    CALENDAR YEAR        TOTAL RETURN
                         1996*               24.13%
                         1997                26.43%
                         1998                 6.93%
                         1999                14.67%
                         2000                 3.70%
                         2001                -5.89%
                         2002               -21.50%

                  * FUND BEGAN OPERATIONS ON JANUARY 5, 1995.


                            3-MONTH YTD TOTAL RETURN
                                -3.88% (3/31/03)

         BEST QUARTER**                                      WORST QUARTER**
         17.33% 4th Qtr. 1998                              -17.02% 3rd Qtr. 1998

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


USAA LIFE FUNDS - 8B

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                SINCE INCEPTION
                                  PAST 1 YEAR    PAST 5 YEARS         1/5/95
--------------------------------------------------------------------------------
  USAA Life Growth and Income Fund   -21.50%        -1.24%            8.66%
--------------------------------------------------------------------------------

  Russell 3000(R)Index*              -21.54%        -0.71%            6.45%

--------------------------------------------------------------------------------
  S&P 500(R) Index*                  -22.09%        -0.58%           10.25%
--------------------------------------------------------------------------------

  * The Russell 3000 Index measures the performance of the 3,000 largest U.S companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks. The Russell 3000 Index replaces the S&P 500 Index as the Fund's comparable broad-based securities index. The Russell 3000 Index is an index of multi-cap growth and value stocks, and thus, provides a more appropriate comparison for the Fund than the S&P 500 Index, which is an index of large-cap growth and value stocks.

FEES AND EXPENSES

This summary is to assist you in understanding the various costs and expenses that you would pay directly or indirectly to invest in this Fund.

SHAREHOLDER TRANSACTIONS - DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, each variable insurance contract involves fees and expenses not described in this prospectus. For information regarding contract fees and expenses and any restrictions on purchases or allocations, see the accompanying contract prospectus.

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing. The following table and example are designed to assist participants in qualified plans that invest in the Fund in understanding the fees and expenses that they may pay as an investor in the Fund. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES PROVIDED BELOW.

                                                            TOTAL ANNUAL
      MANAGEMENT         DISTRIBUTION       OTHER            OPERATING
         FEES            (12B-1) FEES      EXPENSES           EXPENSES
  ---------------------------------------------------------------------------
         .20%                None            .26%             .46%(a,b)

    (a) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through other fee offset arrangements, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding any fee offset arrangements, which had no impact on the expense ratio of the Fund for the most recent fiscal year.

    (b) Through April 30, 2004, USAA Life Insurance Company must limit the Fund's Actual Annual Operating Expenses to .60% of its average net assets, excluding any fee offset arrangements, and reimburse the Fund for all expenses in excess of that amount. If the Fund's Total Annual Operating Expense ratio is lower than .60%, the Fund will operate at the lower expense ratio.

                                                                 9B - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return, the Fund's operating expenses (before any applicable reimbursement) remain the same, and you redeem all of your shares at the end of the periods shown.

         1 YEAR        3 YEARS          5 YEARS        10 YEARS
    ---------------------------------------------------------------
           $47          $148              $258            $579

PORTFOLIO MANAGER

Matthew E. Megargel, CFA and senior vice president, joined Wellington Management in 1983 as a global industry analyst. He began managing diversified client portfolios in 1990. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

USAA LIFE FUNDS - 10B

USAA LIFE WORLD GROWTH FUND

OBJECTIVE

Long-term capital appreciation

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained MFS Investment Management
(MFS) to serve as subadviser for the Fund. MFS is responsible for managing the Fund's assets.

The Fund's principal strategy is the investment of its assets primarily in equity securities of both foreign (including emerging market) and domestic issuers. The term "equity securities" is used to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

There are no restrictions as to the types of businesses or operations of companies in which the Fund's assets may be invested, except that MFS may not invest more than 25% of the Fund's total assets in any one industry. Under normal market conditions, the Fund's investments will be diversified in at least three countries, one of which is the United States.

MFS believes that international diversification may have a balancing impact with regard to domestic investments during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market and domestic market with the convenience and liquidity of a mutual fund based in the United States.

MFS seeks to outperform the MSCI World Index by identifying investment opportunities that offer above-average growth at attractive valuations. MFS investment philosophy is based on the tenet that security prices follow accelerating earnings or cash flow growth. MFS relies on Original ResearchSM by its global team of analysts to select high-quality companies that offer the best relative value across industries and countries. These investments may include securities traded in the over-the-counter (OTC) markets.

MFS intends to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Value is added through individual security selection of the "best ideas" identified by the analysis. Currency weightings fall out of this stock selection process and are typically not actively managed.

As a temporary defensive measure because of market, economic, political, or other conditions, MFS may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are stock market risk, management risk, and the risks of foreign investing.

STOCK MARKET RISK

Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK

This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

FOREIGN INVESTING RISK

Investing in foreign securities involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts
(ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations;

                                                                11B - Prospectus
foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets. Two forms of foreign investing risk are emerging markets risk and political risk.

  * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

  * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

Another risk of the Fund is the risk of investing in over-the-counter markets.

OVER-THE-COUNTER (OTC) RISK

OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

FLUCTUATION OF INVESTMENT VALUE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the periods indicated compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

     [ARROW] TOTAL RETURN MEASURES  THE PRICE  CHANGE IN A SHARE  ASSUMING THE
             REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]

                    CALENDAR YEAR        TOTAL RETURN
                         1996*               21.12%
                         1997                14.08%
                         1998                11.46%
                         1999                30.93%
                         2000               -10.34%
                         2001               -17.15%
                         2002               -15.35%

                  * FUND BEGAN OPERATIONS ON JANUARY 5, 1995.

USAA LIFE FUNDS - 12B

--------------------------------------------------------------------------------
                            3-MONTH YTD TOTAL RETURN
                                -6.09% (3/31/03)
         BEST QUARTER**                                     WORST QUARTER**
       20.19% 4th Qtr. 1998                              -18.36% 3rd Qtr. 1998

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                 SINCE INCEPTION
                                  PAST 1 YEAR    PAST 5 YEARS         1/5/95
--------------------------------------------------------------------------------
  USAA Life World Growth Fund       -15.35%          -1.70%            5.35%
--------------------------------------------------------------------------------

  Morgan Stanley Capital
  International, Inc.
  (MSCI) - World Index*             -19.89%          -2.11%            4.57%

  * The Morgan Stanley Capital International, Inc. (MSCI) - World Index is an unmanaged index that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

FEES AND EXPENSES

This summary is to assist you in understanding the various costs and expenses that you would pay directly or indirectly to invest in this Fund.

SHAREHOLDER TRANSACTIONS - DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, each variable insurance contract involves fees and expenses not described in this prospectus. For information regarding contract fees and expenses and any restrictions on purchases or allocations, see the accompanying contract prospectus.

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing. The following table and example are designed to assist participants in qualified plans that invest in the Fund in understanding the fees and expenses that they may pay as an investor in the Fund. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES PROVIDED BELOW.

                                   TOTAL ANNUAL                 ACTUAL FUND
MANAGEMENT  DISTRIBUTION   OTHER    OPERATING                OPERATING EXPENSES
   FEES     (12B-1) FEES  EXPENSES  EXPENSES  REIMBURSEMENT  AFTER REIMBURSEMENT
--------------------------------------------------------------------------------
   .35%         None        1.30%    1.65%(a)      .70%             .95(b)

    (a) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through other fee offset arrangements, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding any fee offset arrangements, which for the most recent fiscal year reduced the total expense ratio of the Fund by .01%.

    (b) Through April 30, 2004, USAA Life Insurance Company must limit the Fund's Actual Annual Operating Expenses to .95% of its average net assets, excluding fee offset arrangements, and reimburse the Fund for all expenses in excess of that amount.

                                                                13B - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return, the Fund's operating expenses (before any applicable reimbursement) remain the same, and you redeem all of your shares at the end of the periods shown.

         1 YEAR        3 YEARS         5 YEARS          10 YEARS
    ---------------------------------------------------------------
          $168           $520             $897           $1,955

PORTFOLIO MANAGER

David R. Mannheim, senior vice president and global equity portfolio manager, has 18 years of investment management experience and has worked for MFS for 14 years. Mr. Mannheim holds a Master's of Science degree in Management from the Massachusetts Institute of Technology and a Bachelor's degree in Economics from Amherst College.

USAA LIFE FUNDS - 14B

--------------------------------------------------------------------------------

USAA LIFE DIVERSIFIED ASSETS FUND

OBJECTIVE

Long-term capital growth, consistent with preservation of capital and balanced by current income

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser for the equity portion of the Fund's assets.

The Fund's principal strategy is the investment of its assets in a diversified program within one mutual fund by allocating the Fund's assets, under normal market conditions, in approximately 60% equity securities (selected for their potential return) and approximately 40% in debt securities of varying maturities.

EQUITY SECURITIES

We use the term "equity securities" to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The equity securities will consist significantly of domestic common stocks and, to a much lesser extent, may include shares of real estate investment trusts (REITs). While most of the Fund's assets will be invested in U.S. securities, Wellington Management may also invest up to 20% of the Fund's total assets in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

In deciding which equity securities to buy and sell, Wellington Management will consider purchasing stocks that exhibit the following characteristics:

    o   superior market positions

    o   positive financial momentum accompanied by strong fundamentals

    o   sustainable revenue and earnings growth

    o   high-quality management team

    o   attractive valuation

Each company held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches Wellington Management's target valuation.

DEBT SECURITIES

The fixed income component of the Fund will be made up of the same types of debt securities in which the USAA Life Income Fund may invest. The Fund may also invest in municipal lease obligations. From time to time the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, may in the long run potentially return less (and entail less market risk) than a mutual fund investing exclusively in stocks.

In deciding which debt securities to buy and sell, we search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or find that an attractive replacement is available.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

                                                                15B - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are stock market risk, foreign investing risk, credit risk, interest rate risk, and management risk.

STOCK MARKET RISK

Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK

Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

  * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

  * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

CREDIT RISK

Because the Fund invests in bonds, it is subject to credit risk. Credit risk involves the possibility that a borrower cannot make timely interest and principal payments on its securities. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

INTEREST RATE RISK

The Fund is subject to interest rate risk. Interest rate risk involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

   * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

   * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

MANAGEMENT RISK

The Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

Other risks of the Fund include the risk of investing in real estate investment trusts (REITs) and prepayment risk.

USAA LIFE FUNDS - 16B

--------------------------------------------------------------------------------

REITS

Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

PREPAYMENT RISK

Prepayment risk involves the possibility that prepayments of mortgages will affect mortgage-backed securities held in the Fund's portfolio and will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

FLUCTUATION OF INVESTMENT VALUE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

     [ARROW] TOTAL RETURN MEASURES  THE PRICE  CHANGE IN A SHARE  ASSUMING THE
             REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]

                    CALENDAR YEAR        TOTAL RETURN
                         1996*               14.30%
                         1997                20.70%
                         1998                 9.63%
                         1999                 7.58%
                         2000                 4.02%
                         2001                13.36%
                         2002               -11.37%

                  * FUND BEGAN OPERATIONS ON JANUARY 5, 1995.


                            3-MONTH YTD TOTAL RETURN
                                -1.32% (3/31/03)
         BEST QUARTER**                                 WORST QUARTER**
         10.14% 2nd Qtr. 1997                         -9.07% 3rd Qtr. 2002

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                17B - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                SINCE INCEPTION
                               PAST 1 YEAR       PAST 5 YEARS        1/5/95
--------------------------------------------------------------------------------
  USAA Life Diversified
  Assets Fund                    -11.37%           4.27%            10.04%
--------------------------------------------------------------------------------

  Russell 3000(R)Index*          -21.54%          -0.71%             6.45%

--------------------------------------------------------------------------------
  S&P 500(R) Index*              -22.09%          -0.58%            10.25%
--------------------------------------------------------------------------------

  Lehman Brothers U.S.
  Aggregate Bond Index*           10.26%           7.55%             8.58%

--------------------------------------------------------------------------------
  Lipper Variable Annuity
  Balanced Fund Average**        -10.17%           1.92%             8.21%***
--------------------------------------------------------------------------------

 * The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks. The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. The Russell 3000 Index replaces the S&P 500 Index as the Fund's comparable broad-based securities indices. The Russell 3000 Index is an index of multi-cap growth and value stocks, and thus, provides a more appropriate comparison for the stock portion of the Fund, which focuses on multi-cap (small-, mid-, and large-cap) growth and value stocks, than the S&P 500 Index, which is an index of large-cap growth and value stocks.

 ** The Lipper Variable Annuity Balanced Funds Average is the average performance level of all variable insurance product balanced funds as reported by Lipper, Inc., an independent organization that monitors the performance of variable insurance product funds.

 *** The performance of the Lipper Variable Annuity Balanced Funds Average is calculated at the end of the month, December 31, 1994, while the Fund's inception date is January 5, 1995. There may be a slight variation of the performance numbers due to this difference.

FEES AND EXPENSES

This summary is to assist you in understanding the various costs and expenses that you would pay directly or indirectly to invest in this Fund.

SHAREHOLDER TRANSACTIONS - DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, each variable insurance contract involves fees and expenses not described in this prospectus. For information regarding contract fees and expenses and any restrictions on purchases or allocations, see the accompanying contract prospectus.

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing. The following table and example are designed to assist participants in qualified plans that invest in the Fund in understanding the fees and expenses that they may pay as an investor in the Fund. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES PROVIDED BELOW.

                                                         TOTAL ANNUAL
       MANAGEMENT     DISTRIBUTION         OTHER          OPERATING
        FEES          (12B-1) FEES        EXPENSES        EXPENSES
  ----------------------------------------------------------------------
        .20%             None              .38%           .58%(a,b)

USAA LIFE FUNDS - 18B

--------------------------------------------------------------------------------

    (a) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through other fee offset arrangements, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding any fee offset arrangements, which had no impact on the expense ratio of the Fund for the most recent fiscal year.

    (b) Through April 30, 2004, USAA Life Insurance Company must limit the Fund's Actual Annual Operating Expenses to .75% of its average net assets, excluding fee offset arrangements, and reimburse the Fund for all expenses in excess of that amount. If the Fund's Total Annual Operating Expense ratio is lower than .75%, the Fund will operate at the lower expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return, the Fund's operating expenses (before any applicable reimbursement) remain the same, and you redeem all of your shares at the end of the periods shown.

           1 YEAR       3 YEARS        5 YEARS       10 YEARS
      ------------------------------------------------------------
             $59          $186           $324          $726

PORTFOLIO MANAGERS

EQUITY SECURITIES

Matthew E. Megargel, CFA and senior vice president, joined Wellington Management in 1983 as a global industry analyst. He began managing diversified client portfolios in 1990. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

FIXED INCOME SECURITIES

Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund's investments in fixed income securities since May 2002. Ms. Weinblatt has 23 years of investment management experience and has worked for us for three years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and MA from the University of Pennsylvania and a BA from Radcliffe College.

                                                                19B - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

USAA LIFE AGGRESSIVE GROWTH FUND

OBJECTIVE

Appreciation of capital

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico) to serve as subadviser for the Fund. Marsico is responsible for investing the Fund's assets.

The Fund's principal strategy is the investment of its assets primarily in the common stocks of large companies that are selected for their attractive growth potential. These investments will tend to consist primarily of a diversified portfolio of stocks of large companies selected for their growth potential. The term "equity securities" is used to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

While most of the Fund's assets will be invested in U.S. securities, Marsico may also invest up to 20% of the Fund's total assets in foreign securities purchased in either foreign or U.S. markets.

Marsico generally will not trade the Fund's securities for short-term profits; however, if circumstances warrant, it may need to actively and frequently trade Fund securities to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs; therefore, Marsico will carefully weigh the anticipated benefits of trading.

Marsico invests mainly in the stocks of large companies selected for their attractive growth potential by using an approach that combines "top-down"
analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. The bottom-up analysis emphasizes investments in well-known, high-quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuations in light of projected growth rates.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

MAIN RISKS OF INVESTING

The primary risks of investing in this Fund are stock market risk and management risk.

STOCK MARKET RISK

Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK

The Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

An additional risk of the Fund includes the risk of foreign investing.

FOREIGN INVESTING RISK

Investing in foreign securities involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts
(ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; exchange control regulations; foreign ownership limits;

USAA LIFE FUNDS - 20B

--------------------------------------------------------------------------------

different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. A form of foreign investing risk is political risk.

  * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

FLUCTUATION OF INVESTMENT VALUE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

     [ARROW] TOTAL RETURN MEASURES  THE PRICE  CHANGE IN A SHARE  ASSUMING THE
             REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]

                    CALENDAR YEAR        TOTAL RETURN
                         1998*               20.14%
                         1999                94.34%
                         2000               -15.43%
                         2001               -23.44%
                         2002               -30.72%

                  * FUND BEGAN OPERATIONS ON MAY 1, 1997.


                            3-MONTH YTD TOTAL RETURN
                                1.64% (3/31/03)

         BEST QUARTER**                                  WORST QUARTER**
        51.38% 4th Qtr. 1999                         -27.83% 3rd Qtr. 2001

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                21B - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                 SINCE INCEPTION
                                     PAST 1 YEAR    PAST 5 YEAR      5/1/97
--------------------------------------------------------------------------------
  USAA Life Aggressive Growth Fund     -30.72%         0.93%         3.84%
--------------------------------------------------------------------------------

  Russell 1000 Growth(R)Index*         -27.88%        -3.84%        -0.03%

--------------------------------------------------------------------------------
  Rusell 2000(R) Index*                -20.48%        -1.36%         3.23%
--------------------------------------------------------------------------------

  S&P 500(R)Index*                     -22.09%        -0.58%         3.09%

  * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index that consists of the 2,000 smallest companies in the Russell 3000 Index, a widely recognized small cap index. The S&P 500 Index is a broad-based composite, unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks. The Russell 1000 Growth Index replaces the Russell 2000 Index and S&P 500 Index as the Fund's comparable broad-based securities index. The Russell 1000 Growth Index is an index of large-cap growth stocks, and thus, provides a more appropriate comparison for the Fund than the Russell 2000 Index, which is an index of small cap stocks, or, the S&P 500 Index, which is an index of large-cap growth and value stocks.

FEES AND EXPENSES

This summary is to assist you in understanding the various costs and expenses that you would pay directly or indirectly to invest in this Fund.

SHAREHOLDER TRANSACTIONS - DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, each variable insurance contract involves fees and expenses not described in this prospectus. For information regarding contract fees and expenses and any restrictions on purchases or allocations, see the accompanying contract prospectus.

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing. The following table and example are designed to assist participants in qualified plans that invest in the Fund in understanding the fees and expenses that they may pay as an investor in the Fund. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES PROVIDED BELOW.


                                   TOTAL ANNUAL                  ACTUAL FUND
MANAGEMENT  DISTRIBUTION   OTHER    OPERATING                 OPERATING EXPENSES
   FEES     (12B-1) FEES  EXPENSES  EXPENSES  REIMBURSEMENT  AFTER REIMBURSEMENT
--------------------------------------------------------------------------------
   .50%         None        .68%     1.18%(a)     .23%             .95(b)

(a) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through other fee offset arrangements, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding any fee offset arrangements, which for the most recent fiscal year reduced the total expense ratio of the Fund by .01%.

(b) Through April 30, 2004, USAA Life Insurance Company must limit the Fund's Actual Annual Operating Expenses to .95% of its average net assets, excluding fee offset arrangements, and reimburse the Fund for all expenses in excess of that amount.

USAA LIFE FUNDS - 22B

--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return, the Fund's operating expenses (before any applicable reimbursement) remain the same, and you redeem all of your shares at the end of the periods shown.

          1 YEAR        3 YEARS        5 YEARS        10 YEARS
      -------------------------------------------------------------
           $120          $375            $649          $1,432

PORTFOLIO MANAGER

Thomas F. Marsico, chief executive officer of Marsico, is primarily responsible for the day-to-day management of the Fund. Mr. Marsico has more than 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico was an executive vice president of the Janus Investment Fund from 1990-1997 and served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

                                                                23B - Prospectus

FUND MANAGEMENT

The Trust has retained us, USAA Investment Management Company (IMCO), to serve as the manager for the Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

  [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY USAA INVESTMENT MANAGEMENT COMPANY
          APPROXIMATELY $42 BILLION AS OF MARCH 31, 2003


ADVISORY FEES

We provide investment management services to the Funds pursuant to an Investment Advisory Agreement (Advisory Agreement). Under the Advisory Agreement, we are responsible for managing the business and affairs of the Funds, subject to the authority of and supervision by the Trust's Board of Trustees (Board).

The USAA Life Aggressive Growth, USAA Life Diversified Assets, USAA Life Growth and Income, and USAA Life World Growth Funds use a "manager-of-managers" structure. We are authorized to select (with approval of the Funds' independent Board members) one or more subadvisers to manage the actual day-to-day investment of these Funds' assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the sub- advisers. The allocation for each subadviser can range from 0% to 100% of a Fund's assets, and we can change the allocations without Board or shareholder approval.

We also are responsible for the day-to-day investment management of the USAA Life Income Fund and the portion of the USAA Life Diversified Assets Fund that invests in fixed income investments.

For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of monthly average net assets (ANA). For the Trust's most recent fiscal year ended December 31, 2002, the fee for the USAA Life Diversified Assets Fund, USAA Life Growth and Income Fund, and USAA Life Income Fund was equal to an annualized rate of 0.20% of each Fund's monthly ANA. With respect to the USAA Life Aggressive Growth Fund, the fee was equal to an annualized rate of 0.50% of the Fund's monthly ANA. With respect to the USAA Life World Growth Fund, the fee was equal to an annualized rate of 0.20% of the Fund's monthly ANA for the period of January 1, 2002 through October 31, 2002 and 0.35% of the Fund's monthly ANA for the period of November 1, 2002 through December 31, 2002. We also provide services as principal underwriter and distributor related to selling the Funds' shares and receive no compensation for those services.

SUBADVISERS

We have entered into three investment subadvisory agreements (Subadvisory Agreements), one on behalf of the USAA Life Aggressive Growth Fund between IMCO and Marsico, another on behalf of the USAA Life Diversified Assets and USAA Growth and Income Funds between IMCO and Wellington Management, and the other on behalf of the USAA Life World Growth Fund between IMCO and MFS. Under these Subadvisory Agreements, Marsico, Wellington Management, and MFS provide day-to-day discretionary management of the Funds' assets (as allocated by IMCO) in accordance with the Funds' investment objectives, policies, and restrictions, subject to the general supervision of the Funds' Board and IMCO.

Marsico is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities, and retirement plans. As of March 31, 2003, Marsico managed approximately $16.4 billion in assets.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management

USAA LIFE FUNDS - 24B

--------------------------------------------------------------------------------

and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2003, Wellington Management had investment management authority with respect to approximately $300.6 billion in assets.

MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is located at 500 Boylston Street, Boston, MA 02116. As of March 31, 2003, MFS had more than $112 billion of assets under management.

Marsico, Wellington Management, and MFS are compensated by IMCO out of the amounts IMCO receives from the Funds.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to the conditions contained in the application as amended, including the approval of the Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Funds without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify share-holders within 90 days after hiring any new subadviser for the Funds.

PURCHASE OF FUND SHARES

The Trust currently sells shares of the Funds in a continuous offering only to separate accounts funding benefits to variable annuity contracts and variable life insurance policies issued by USAA Life Insurance Company. Each separate account is divided into fund accounts, five of which invest in a corresponding Fund of the Trust, as directed by contract and policy owners. The fund accounts that purchase Trust shares do so at the net asset value per share (NAV) of the corresponding Funds, without a sales charge, next determined after the USAA Life Insurance Company receives instructions to invest from you or other contract and policy owners (such as making a premium payment) or after the operation of a contract or policy (such as deduction of fees and charges).

Investments in each Fund are credited to each corresponding fund account in the form of full and fractional shares of the designated Fund. The Funds do not issue share certificates. Initial and subsequent minimum premium payments allocated to one or more specific Funds are subject to the limits in the prospectuses of the variable annuity contract and variable life insurance policies.

REDEMPTION OF FUND SHARES

The fund accounts redeem shares of the appropriate Fund based on instructions by you or other contract and policy owners to receive back monies under a contract (such as surrendering a contract), or the operation of a contract (such as deduction of fees and charges). Fund accounts may redeem any of the Fund's shares on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

The Fund will make payment for redeemed shares within seven days after the effective date of redemption. The amount received upon redemption may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by a particular Fund.

In addition, the Trust may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

VALUATION OF FUND SHARES

The price at which Fund shares are purchased and redeemed by separate accounts is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. Separate accounts buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the New York Stock Exchange (NYSE), which is usually 4 p.m. Eastern Time.

                                                                25B - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

                                        TOTAL ASSETS - LIABLITIES
  [ARROW] NAV PER SHARE  =          ----------------------------------
                                            NUMBER OF SHARES
                                               OUTSTANDING

Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time a Fund's securities are valued. If no sale is reported, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. The calculation of a Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. As a result, the NAV of a Fund's shares may change on days when the shareholders will not be able to purchase or redeem shares. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, we determine that a particular event would materially affect a Fund's NAV, then we, under valuation procedures approved by the Funds' Board of Trustees, will use all relevant, available information to determine a fair value for the affected portfolio securities.

Over-the-counter securities are generally priced using the NASDAQ official closing price (NOCP) or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Funds' Board of Trustees.

Securities that cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined and, if applicable, in consultation with the Subadviser(s) for a Fund, under valuation procedures approved by the Funds' Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

Each Fund pays net investment income dividends to separate accounts as shareholders at least once each year. Any net capital gains generally will be distributed at least annually. The Fund will make additional payments, if necessary, to avoid the imposition of any federal income or excise tax.

All income dividends and capital gain distributions will be paid in the form of additional shares of that Fund at the NAV per share. The share price will be the NAV of a Fund's shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by a Fund will reduce the NAV per share by the amount of the dividend or distribution.

TAXES

As mutual funds, the Funds themselves will not be subject to federal income tax provided they distribute all of their income and net capital gains for each taxable year in accordance with the Internal Revenue Code (Code). Because the Funds sell shares only to separate accounts funding benefits to variable annuity contracts and variable life insurance policies, Code provisions applicable to separate accounts of variable insurance products apply. As such, you should refer to the accompanying prospectus that describes the variable annuity contract or variable life insurance policy, as applicable, for the federal income tax treatment of the contract or policy and distributions to you as a contract or policy owner and for the consequences of the Trust's failure to meet Code requirements.

USAA LIFE FUNDS - 26B

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance over a five-year period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the year ended December 31, 2002, has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Funds for the period January 1, 1997 through December 31, 2001, was audited by another independent accounting firm.


USAA LIFE INCOME FUND

                                         YEAR ENDED DECEMBER 31,

                        --------------------------------------------------------
                          2002       2001       2000      1999       1998
                        --------------------------------------------------------
Net asset value at
  beginning of period   $  10.61   $  10.43   $   9.14   $  10.89   $  10.96
                        --------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income      .61        .68(a,c)   .70        .96        .66
  Net realized and
    unrealized gain (loss)   .18        .04(a,c)   .59      (1.52)       .35
                        --------------------------------------------------------
Total from investment
  operations                 .79        .72(a,c)  1.29       (.56)      1.01
                        --------------------------------------------------------
Less distributions:
  From net investment
  income                    (.62)      (.54)       -         (.96)      (.66)
  From realized capital
  gains                       -          -         -         (.23)      (.42)
                        --------------------------------------------------------
Total distributions        (.62)       (.54)       -        (1.19)     (1.08)
                        --------------------------------------------------------
Net asset value at
  end of period         $  10.78   $  10.61   $  10.43   $   9.14   $  10.89
                        ========================================================
Total return (%)*           7.95       7.21      14.00      (5.17)      9.17

Net assets at end
  of period (000)       $ 26,252   $ 23,236   $ 13,500   $ 16,221   $ 41,249

Ratio of expenses
  to average
  net assets (%)**           .35(b)     .35        .35        .35        .35

Ratio of expenses to
  average  net assets
  excluding
  reimbursements (%)**       .71(b)     .85       1.15        .68        .55

Ratio of net
  investment income
  to average net
  assets (%)**              5.67       6.32(c)    6.98       6.56       6.62

Portfolio turnover (%)     54.63      55.79      68.10      41.36      61.79


 * Assumes reinvestment of all dividend income and realized capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.

**   For the year ended December 31, 2002, average net assets were $23,108,000.

(a)  Calculated using average shares.

(b) Reflects total expenses excluding any fee offset arrangement, which reduced the total expense ratios by .01%.

(c) In 2001, a change in amortization method was made as required by an accounting pronouncement. Without this change, the ratio of net investment income to average net assets would have been 6.31%. None of the other numbers would have changed.

                                                                27B - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

USAA LIFE GROWTH AND INCOME FUND

                                       YEAR ENDED DECEMBER 31,

                        --------------------------------------------------------
                            2002      2001       2000       1999       1998
                        --------------------------------------------------------
Net asset value at
  beginning of period   $  17.09   $  19.39   $  18.75   $  18.15   $   17.98
                        --------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income      .19        .24        .18        .27         .28
  Net realized and
    unrealized gain (loss) (3.74)     (1.27)       .51       2.39         .97
                        --------------------------------------------------------
Total from investment
  operations               (3.55)     (1.03)       .69       2.66        1.25
                        --------------------------------------------------------
Less distributions:
  From net investment
    income                  (.24)      (.27)      (.01)      (.27)       (.28)
  From realized capital
    gains                   (.42)     (1.00)      (.04)     (1.79)       (.80)
                        --------------------------------------------------------
Total distributions         (.66)     (1.27)      (.05)     (2.06)      (1.08)
                        --------------------------------------------------------
Net asset value at
  end of period         $  12.88   $  17.09   $  19.39   $  18.75   $   18.15
                        ========================================================
Total return (%)*         (21.50)     (5.89)      3.70      14.67        6.93

Net assets at end
  of period (000)       $ 48,375   $ 70,512   $ 77,746   $ 84,112   $ 100,438

Ratio of expenses to average
    net assets (%)**         .35(a)     .35        .35        .35         .35

Ratio of expenses to average
  net assets excluding
  reimbursements (%)**       .46(a)     .42        .40        .37         .37

Ratio of net investment
  income to average
  net assets (%)**          1.16       1.31       1.36       1.31        1.55

Portfolio turnover (%)     88.68      25.63      20.19      19.50       37.75


 * Assumes reinvestment of all dividend income and realized capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.

 **  For the year ended December 31, 2002, average net assets were $58,814,000.

 (a) Reflects total expenses excluding any fee offset arrangement, which had no impact on the total expense ratios.

USAA LIFE FUNDS - 28B

--------------------------------------------------------------------------------

USAA LIFE WORLD GROWTH FUND

                                          YEAR ENDED DECEMBER 31,

                        --------------------------------------------------------
                          2002        2001      2000       1999        1998
                        --------------------------------------------------------
Net asset value at
  beginning of period   $  10.98   $  13.41   $  15.97   $  14.37   $   13.34
                        --------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income      .11        .13        .12        .13        .16
  Net realized and
    unrealized gain (loss) (1.80)     (2.43)     (1.75)      4.30        1.37
                        --------------------------------------------------------
Total from investment
  operations               (1.69)     (2.30)     (1.63)      4.43        1.53
                        --------------------------------------------------------
Less distributions:
  From net investment
    income                  (.10)      (.13)      (.12)      (.13)       (.16)
  From realized capital
    gains                   -          -          (.81)     (2.70)       (.34)
                        --------------------------------------------------------
Total distributions        (.10)       (.13)      (.93)     (2.83)       (.50)
                        --------------------------------------------------------
Net asset value at
  end of period         $   9.19   $  10.98   $  13.41   $  15.97   $   14.37
                        ========================================================
Total return (%)*         (15.35)    (17.15)    (10.34)     30.93       11.46

Net assets at end
  of period (000)       $ 19,959   $ 25,234   $ 33,262   $ 33,918   $  42,080

Ratio of expenses
  to average
  net assets (%)**           .65(a)     .65        .65        .65         .65

Ratio of expenses to
  average net assets
  excluding
  reimbursements (%)**      1.52(a)    1.11        .83        .75         .66

Ratio of net investment
  income to average
  net assets (%)**          1.12        .99        .82        .91        1.09

Portfolio turnover (%)    121.54      49.27      38.37      29.62       55.47


* Assumes reinvestment of all dividend income and realized capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.

**   For the year ended December 31, 2002, average net assets were $22,281,000.

(a) Reflects total expenses excluding any fee offset arrangement, which reduced the total expense ratios by .01%.

                                                                29B - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

USAA LIFE DIVERSIFIED ASSETS FUND

                                        YEAR ENDED DECEMBER 31,

                        --------------------------------------------------------
                           2002      2001       2000       1999       1998
                        --------------------------------------------------------
Net asset value at
  beginning of period   $  12.96   $  12.90   $  12.41   $  15.07   $   14.48
                        --------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income      .32        .42(a,c)   .49        .52         .55
  Net realized and
    unrealized gain (loss) (1.69)     1.28(a,c)    .01        .64         .85
                        --------------------------------------------------------
Total from investment
  operations               (1.37)      1.70(a,c)   .50       1.16        1.40
                        --------------------------------------------------------
Less distributions:
  From net investment
    income                  (.33)      (.48)      (.01)      (.52)       (.55)
  From realized capital
    gains                   (.63)     (1.16)       -        (3.30)       (.26)
                        --------------------------------------------------------
Total distributions         (.96)     (1.64)      (.01)     (3.82)       (.81)
                        --------------------------------------------------------
Net asset value at
  end of period         $  10.63   $  12.96   $  12.90   $  12.41   $   15.07
                        ========================================================
Total return (%)*         (11.37)     13.36       4.02       7.58        9.63

Net assets at end
  of period (000)       $ 38,976   $ 42,863   $ 33,610   $ 39,973   $  60,570

Ratio of expenses to
  average net assets (%)**   .35(b)     .35        .35        .35         .35

Ratio of expenses to
  average net assets
  excluding
  reimbursements (%)**       .58(b)     .59        .60        .50         .45

Ratio of net investment
  income to average
  net assets (%)**          3.14       3.26(c)    3.70       3.37        3.72

Portfolio turnover (%)    111.63      41.62      61.98      38.75       29.67


 * Assumes reinvestment of all dividend income and realized capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.

 **  For the year ended December 31, 2002, average net assets were $43,148,000.

(a)  Calculated using average shares.

(b) Reflects total expenses excluding any fee offset arrangement, which had no impact on the total expense ratios.

(c) In 2001, a change in amortization method was made as required by an accounting pronouncement. This change had no impact on these amounts.

USAA LIFE FUNDS - 30B

--------------------------------------------------------------------------------

USAA LIFE AGGRESSIVE GROWTH FUND

                                          YEAR ENDED DECEMBER 31,

                        --------------------------------------------------------
                          2002       2001       2000       1999        1998
                        --------------------------------------------------------
Net asset value at
  beginning of period   $  15.82   $  20.67   $  25.03   $  13.87   $  11.70
                        --------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment loss       (.04)(a)   (.06)(a)   (.05)(a)   (.07)(a)   (.05)(a)
  Net realized and
    unrealized gain (loss) (4.82)(a)  (4.78)(a)  (3.81)(a)  13.06(a)     2.39(a)
                        --------------------------------------------------------
Total from investment
  operations               (4.86)(a)  (4.84)(a)  (3.86)(a)  12.99(a)     2.34(a)
                        --------------------------------------------------------
Less distributions:
  From realized capital
    gains                    -         (.01)      (.50)     (1.83)       (.17)
                        --------------------------------------------------------
Net asset value at
  end of period         $  10.96   $  15.82   $  20.67   $  25.03   $   13.87
                        ========================================================
Total return (%)*         (30.72)    (23.44)    (15.43)     94.34       20.14

Net assets at end
  of period (000)       $ 15,841   $ 25,804   $ 69,242   $ 58,751   $ 29,201

Ratio of expenses to
  average net assets (%)**   .70(b)     .70        .70        .70         .70

Ratio of expenses to
  average net assets
  excluding
  reimbursements (%)**      1.18(b)    1.03        .76        .94         .84

Ratio of net investment
  loss to average net
  assets (%)**              (.34)      (.33)      (.20)      (.43)       (.41)

Portfolio turnover (%)    265.66     116.09      23.51      56.63       50.48

* Assumes reinvestment of all realized capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.

**   For the year ended  December 31, 2002, average net assets were $20,032,000.

(a) Calculated using average shares. For year ended December 31, 2002, average shares were 1,539,000.

(b) Reflects total expenses excluding any fee offset arrangement, which reduced the total expense ratios by .01%.

                                                                31B - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

                                   APPENDIX A

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH ONE OR MORE FUND'S ASSETS MAY BE INVESTED:

AMERICAN DEPOSITARY RECEIPTS (ADRS)

ADRs are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

ASSET-BACKED SECURITIES

Each Fund's assets (except the USAA Life World Growth and USAA Life Aggressive Growth Funds) may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such asairplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

CONVERTIBLE SECURITIES

Each Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

EURODOLLAR AND YANKEE OBLIGATIONS

A portion of each Fund's assets (except the USAA Life World Growth and USAA Life Aggressive Growth Funds) may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

FORWARD CURRENCY CONTRACTS

Each Fund (except for the USAA Life Income Fund) may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing currency exposure, we may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract. A Fund only enters into forward currency contracts when the Fund enters into a contract for the purchase or sale of a security denominated in foreign currency and desires to "lock in" the U.S. dollar price of the security until settlement.

GLOBAL DEPOSITARY RECEIPTS (GDRS)

GDRs are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

ILLIQUID SECURITIES

Up to 15% of each Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securi-

USAA LIFE FUNDS - 32B

--------------------------------------------------------------------------------

ties which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

LENDING OF SECURITIES

Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. A Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

MASTER DEMAND NOTES

Each Fund's assets (except the USAA Life World Growth and USAA Life Aggressive Growth Funds) may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeem-able (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

MONEY MARKET INSTRUMENTS

A certain portion of each Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. Each Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

MORTGAGE-BACKED SECURITIES

Each Fund's assets (except the USAA Life World Growth and USAA Life Aggressive Growth Funds) may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.
Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Mortgage-backed  securities  also include  collateralized  mortgage  obligations
(CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), commercial mortgage-backed securities interest only (CMBS
IOs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but

                                                                33B - Prospectus
such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

MUNICIPAL LEASE OBLIGATIONS

The USAA Life Income and USAA Life Diversified Assets Funds' assets may be invested in a variety of instruments referred to as municipal lease obligations, including leases and certificates of participation in such leases and contracts.

PUT BONDS

Each Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

REAL ESTATE INVESTMENT TRUSTS (REITS)

Each Fund may invest a portion of its assets in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and

USAA LIFE FUNDS - 34B
hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit. Debt REITs specialize in lending money to building developers, which pass the interest income on to its shareholders.

REPURCHASE AGREEMENTS

Each Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

Each Fund's assets may be invested in treasury inflation- protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury has guaranteed repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

VARIABLE RATE SECURITIES

Each Fund's assets may be invested in variable rate securities. Variable rate securities bear interest at rates that are adjusted periodically to market rates.

 * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

 * Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, the market value of variable rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

 * The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund's assets may be invested in debt securities offered on a when-issued and delayed-delivery basis.

 * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

 *   The Fund does not earn interest on the securities until settlement, and the
     market  value  of  the  securities  may  fluctuate   between  purchase  and
     settlement.

 *   Such securities can be sold before settlement date.

ADDITIONAL INFORMATION ABOUT EACH FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH EACH FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                35B - Prospectus

This prospectus provides prospective purchasers of variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company with basic information regarding the Funds before allocating premium payments to any Fund.

If  you  would  like  more   information   about  these  Funds,   you  may  call
1-800-531-2923 to request a free copy of the Trust's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of this prospectus. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.


                INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR

                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
              ---------------------------------------------------------

                                 TRANSFER AGENT

                           USAA Life Insurance Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
              ---------------------------------------------------------

                                    CUSTODIAN

                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02105


    [USAA EAGLE LOGO(R)]        WE KNOW WHAT IT MEANS TO SERVE(R)
                        ----------------------------------------------------
                         INSURANCE * BANKING * INVESTMENTS * MEMBER SERVICE



                    Investment Company Act File No. 811-8672

[USAA EAGLE LOGO (R)] USAA LIFE                           STATEMENT OF
                      INVESTMENT TRUST                    ADDITIONAL INFORMATION
                                                          MAY 1, 2003

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USAA Life Investment Trust ("Trust") is a registered investment company offering five funds available only through the purchase of certain variable annuity contracts and variable life insurance policies, of which are described in this statement of additional information ("SAI"): the Life Income Fund, Life Growth and Income Fund, Life World Growth Fund, Life Diversified Assets Fund and Life Aggressive Growth Fund. This SAI is not a prospectus, but should be read in conjunction with the prospectus for the USAA Life Investment Trust. The prospectus sets forth information that a prospective investor should know before investing. Capitalized terms used in this SAI that are not otherwise defined herein have the same meaning given to them in the prospectus. This SAI and the prospectus are dated May 1, 2003, and may be amended from time to time.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended December 31, 2002, are included in the accompanying annual report of that date and are incorporated herein by reference.

You may obtain a free copy of the prospectus and an annual or semiannual report by writing USAA Life Insurance Company at 9800 Fredericksburg Road, San Antonio, Texas 78288, or by calling 1-800-531-2923.

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                               TABLE OF CONTENTS

         Page
         2        General Information and History
         2        Underwriter
         2        Investment Adviser
         3        Custodian
         3        Transfer Agent
         3        Independent Auditors
         3        Legal Counsel
         3        Valuation of Securities
         4        Additional Information Regarding Redemption of Shares
         4        Investment Policies and Techniques
         10       Investment Restrictions
         11       Portfolio Transactions
         14       Description of Trust Shares
         15       Certain Federal Income Tax Considerations
         16       Trustees and Officers of the Trust
         20       The Trust's Adviser
         25       Principal Holders of Securities
         26       Calculation of Performance Data
         27       Financial Statements
         28       Appendix A - Long-Term and Short-Term Debt Ratings
         32       Appendix B - Comparison of Fund Performance

                         GENERAL INFORMATION AND HISTORY

     USAA Life Investment Trust (the "Trust") is a diversified open-end management investment company formed as a statutory trust under laws of the state of Delaware on July 20, 1994. The Trust was established by USAA Life Insurance Company ("USAA Life" or the "Company") to serve as an investment vehicle for premium payments received by the Company from the sale of variable annuity contracts (the "Contracts") funded through the Separate Account of USAA Life Insurance Company (the "Separate Account"). The Trust also serves as an investment vehicle for premium payments received by the Company from the sale of variable life insurance policies (the "Policies") funded through the Life Insurance Separate Account of USAA Life Insurance Company (the "Life Insurance Separate Account").

     The Trust is currently made up of five investment Funds: USAA Life Income Fund (the "Income Fund"), USAA Life Growth and Income Fund (the "Growth and Income Fund"), USAA Life World Growth Fund (the "World Growth Fund"), USAA Life Diversified Assets Fund (the "Diversified Assets Fund"), and USAA Life Aggressive Growth Fund (the "Aggressive Growth Fund"), collectively referred to herein as the "Funds." Each Fund represents a separate series of shares of beneficial interest in the Trust. Each share of beneficial interest issued with respect to an individual Fund represents a pro rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liability and also its proportionate share of the general liabilities of the Trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933 (the "1933 Act"). This registration does not imply any supervision by the Securities and Exchange Commission (the "SEC" or the "Commission") over the Trust's management or its investment policies or practices.

     In the future, the Trust may offer its shares to other separate accounts of USAA Life as well as unaffiliated life insurance companies to fund benefits under variable annuity contracts (contracts) and variable life insurance policies (policies). The Trust does not foresee any disadvantage to purchasers of variable contracts and policies arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interest of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in the Trust could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. If a material, irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in the Trust. If it becomes necessary for any separate account to replace shares of the Trust with another investment, the Trust may have to liquidate portfolio securities on a disadvantageous basis. At the same time, USAA Investment Management Company and the Trust are subject to conditions imposed by the SEC designed to prevent or remedy any conflict of interest. In this connection, the Board of Trustees has the obligation to monitor events in order to identify any material, irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.


                                   UNDERWRITER

     USAA Investment Management Company ("USAA IMCO" or the "Adviser"), 9800 Fredericksburg Road, San Antonio, Texas 78288, serves as principal underwriter for the Trust in the distribution of shares, pursuant to an Underwriting
Agreement, dated May 1, 2003. This agreement provides that USAA IMCO will receive no fee or other compensation for such distribution services and has not received any fees for its services as Underwriter for the past three years. USAA IMCO, an affiliate of USAA Life, is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     USAA IMCO also serves as distributor of the Contracts and Polices funded by Trust shares. The Contracts and Policies are primarily sold in a continuous offering by direct response through salaried sales account representatives who are appropriately licensed under state law to sell variable annuity contracts and variable life insurance policies and registered with the NASD as registered representatives and/or principals.


                               INVESTMENT ADVISER

     USAA IMCO, registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, is the investment adviser to the Trust.

                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the Trust's custodian ("Custodian"). The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments. In addition, each Fund's investments in foreign securities may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.


                                 TRANSFER AGENT

     USAA Life, 9800 Fredericksburg Road, San Antonio, Texas 78288, the depositor of the Separate Account and the Life Insurance Separate Account, serves as transfer agent for the Trust pursuant to a Transfer Agent Agreement, as amended by a Letter Agreement, dated February 7, 1997, and as further amended February 18, 1998. USAA Life may be reimbursed for its expenses incurred in connection with providing services under the Transfer Agent Agreement.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the Trust's current independent auditor for the Funds. Prior to the 2002 fiscal year end audits, KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, Texas 78205, was the independent auditor for the Funds. In these capacities, each firm is or was responsible for the audits of the annual financial statements of the Funds and reporting thereon.


                                 LEGAL COUNSEL

     Foley & Lardner, Washington Harbour, 3000 K Street N.W., Suite 500, Washington, D.C. 20007-5109, has passed upon the legal validity of the Funds' shares and has advised the Trust on certain federal securities law matters.


                            VALUATION OF SECURITIES

     Shares of each Fund are offered on a continuing basis to the Separate Account and the Life Insurance Separate Account through USAA IMCO. The offering price for shares of each Fund is equal to the current net asset value (the "NAV") per share. The NAV per share of each Fund is calculated by adding the value of each of the Fund's portfolio securities and other assets, deducting its liabilities, and dividing the remainder by the number of Fund shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (the "Exchange") is closed. The Exchange is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The value of the securities of each Fund is determined by one or more of the following methods:

     (1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange, are valued at the last sales price on that exchange. If no sale is reported, the average of the bid price and asked prices is generally used depending upon local custom or regulation.

     (2) Securities traded in a U.S. over-the-counter ("OTC") market are priced using the NASDAQ official closing price (NOCP) or, if not available, at the average of the bid and asked prices.

     (3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which generally approximates market value. Repurchase agreements are valued at cost.

     (4) Other debt securities are valued each business day by a pricing service (the "Service") approved by the Board of Trustees of the Trust (the "Board of Trustees"). The Service uses the mean between quoted bid and asked prices, or the last sales price, to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to values from dealing in securities, and general market conditions.

     (5) Securities primarily traded on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time a Fund's securities are valued. If no closing price is available, the average of the bid price and asked prices is generally used, depending upon local custom or regulation.

     (6) All foreign securities traded in the OTC market are valued at the last sales price, or, if not available, at the average of the bid and asked prices. If there is not active trading in a particular security for a given day, the average of the bid price and asked prices is generally used.

     (7) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Adviser and, if applicable, in consultation with the investment subadviser for a Fund (the "Subadviser"), under the valuation procedures approved by the Board of Trustees.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in a Fund's NAV. However, the Adviser and, if applicable, the Subadviser will monitor for events that would materially affect a Fund's NAV. If the Adviser determines that a particular event would materially affect a Fund's NAV, then the Adviser, under valuation procedures approved by of the Board, will use all relevant, available information to determine a fair value for the affected portfolio securities.


             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     The Trust reserves the right to suspend the redemption of Trust shares (1) for any periods during which the Exchange is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.


                       INVESTMENT POLICIES AND TECHNIQUES

     The prospectus describes certain fundamental investment objectives and certain investment policies applicable to each Fund. The following is provided as additional information. Each Fund's objective(s) cannot be changed without shareholder approval.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

     The Funds may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) Commercial Paper"). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of
Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933 ("1933 Act"). Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     The Funds may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

     The Diversified Assets Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Adviser or the applicable Subadviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

     The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days ("Demand Feature Securities") and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading or similar factors ("other securities") may be determined to be liquid for purposes of complying with SEC limitation applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Adviser or the applicable Subadviser will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Adviser or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Adviser or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Adviser or the applicable Subadviser will evaluate the credit quality of the party (the "Put Provider") issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Adviser or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

     Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

LENDING OF SECURITIES

     Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. A Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

FOREIGN SECURITIES

     Each Fund (except Income fund) may invest up to 20% of net assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency-exchange-rate fluctuations; foreign-market illiquidity; increased-price volatility; exchange-control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political instability; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

FORWARD CURRENCY CONTRACTS

     Each Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward currency contract is an agreement to purchase or sell a specific currency at a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

     Each Fund may enter into forward currency contracts under two circumstances. First, when each Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, each Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of each Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. Each Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

     The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Adviser the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of each Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for each Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency each Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency each Fund is obligated to deliver. Each Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser or the applicable Subadviser.

     Although each Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and may incur currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell that currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

     Each Fund may invest its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

VARIABLE RATE SECURITIES

     Each Fund may invest its assets in variable rate securities. Variable rate securities bear interest at rates that are adjusted periodically to market rates.

     These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, the market value of variable rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

     Each Fund may invest in of debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and daily deposit adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

MORTGAGE-BACKED SECURITIES

     The Income and Diversified Assets Funds may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

     The Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), commercial mortgage-backed securities interest only (CMBS IOs), and mortgage dollar rolls.

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

     CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

     SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

     In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ASSET-BACKED SECURITIES

     Each Fund (except the World Growth and Aggressive Growth Funds) may invest in asset-backed securities (ABS). Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Income, Growth and Income and Diversified Assets Funds, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

     On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

     Each Fund may invest its assets in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury has guaranteed repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

REAL ESTATE INVESTMENT TRUSTS (REITS)

     Because each Fund may invest a portion of its assets in equity securities of REITs, each Fund may also be subject to certain risks associated with direct investments in REITs. In addition, the Income Fund, Growth and Income Fund, and Diversified Assets Fund may invest their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in the debt securities of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PREFERRED STOCKS

     Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Such investments would be made primarily for their capital appreciation potential.

CONVERTIBLE SECURITIES

     Each Fund may invest its assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

     Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 net asset value per share, i.e., "money market" funds. In addition, each Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

TEMPORARY DEFENSIVE POLICY

     Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust for and are applicable to each Fund as indicated. They are considered to be fundamental policies of the Funds and may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

     Under the restrictions, each Fund may not:

     (1)  Issue  senior  securities,   except  for  borrowings  described  under
restriction (6) and as permitted under the 1940 Act.

     (2) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein).

     (4) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

     (5) Purchase or sell commodities or commodities contracts.

     (6) Borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund will not purchase securities when its borrowings exceed 5% of its total assets.

     (7) With respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940 Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

     (8) Invest more than 25% of the value of its total assets (taken at current value at the time of each investment) in securities of issuers whose principal business activities are the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     With respect to each Fund's concentration policies as described, the Adviser and Subadvisers, where applicable, use various recognized industry classifications services including, but not limited to, industry classifications established by Standard & Poor's Corporation, Bloomberg L.P. and Frank Russell Company, with certain modifications. The Adviser and Subadvisers also may include additional industries as separate classifications, to the extent applicable. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. Because the Adviser has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries are included as industry classifications. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

                             PORTFOLIO TRANSACTIONS

     The Adviser or the applicable Subadviser, subject to the general control of the Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best combination of price and execution available. The Adviser or the applicable Subadviser will consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Adviser or the applicable Subadviser, better prices and execution are available elsewhere. In addition the Adviser or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under with "commissions" are paid on such transactions.

     The Trust has no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Trust contemplates that, consistent with obtaining the best combination of price and execution available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Adviser and through affiliated brokers of the Subadvisers. The Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act that are designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly of indirectly with the Funds, the Adviser, or the applicable Subadviser are reasonable and fair. The Board has authorized the Adviser or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Adviser or such Subadviser (or any entity or person associated with the Adviser or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     The Trustees of each Fund have approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Adviser and/or a Subadviser in connection with such underwritings. In addition, for under-writings where an Adviser and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

     In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide, research or other services to the Adviser or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Adviser or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Adviser or the applicable Subadviser, it may tend to reduce the Adviser's or the applicable Subadviser's costs.

     In return for such services, a Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that the Adviser or the applicable Subadviser determines in good faith that such commission is reasonable in terms of either that particular transaction or of the overall responsibility of the Adviser or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Adviser or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Adviser or the applicable Subadviser), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Adviser in providing investment advice to all its clients (including affiliates of the Adviser or the applicable Subadviser), not all of such research may be used by the Adviser or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Adviser or the applicable Subadviser, and the expenses of the Adviser or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See "The Trust's Adviser."

     The Adviser or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage services. In evaluating the performance of brokers and dealers, the Adviser or the applicable Subadviser considers whether the broker-dealer has generally provided the events of Adviser or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

     To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Adviser or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Adviser or the applicable Subadviser provides investment advice (including affiliates of the Adviser or the applicable Subadviser). On occasions when the Adviser or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Adviser's or the applicable Subadviser's other clients, the Adviser or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust, and in accordance with procedures approved by the Board of Trustees. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

     The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

         During the fiscal year ended December 31, 2002, the Funds purchased securities of the following regular broker-dealers (from the ten largest broker-dealers through whom the Fund purchased securities) or the parents of regular broker-dealers.

         REGULAR BROKER-DEALER              VALUE OF SECURITIES
                                              AS OF 12/31/02

Bank One
         Growth and Income Fund             $        848,000
         Diversified Assets Fund            $        402,000

Citigroup
         Growth and Income Fund             $      1,226,000
         Diversified Assets Fund            $        598,000
         Aggressive Growth Fund             $        208,000

General Electric
         Growth & Income Fund               $      1,169,000
         Diversified Assets Fund            $        560,000

Goldman
         World Growth Fund                  $        156,000

Lehman Brothers Hldgs Inc.
         Aggressive Growth Fund             $        307,000

Merrill Lynch
         Growth and Income Fund             $        683,000
         Diversified Assets Fund            $        326,000

UBS
         World Growth Fund                  $        183,000

BROKERAGE COMMISSIONS

During the last three fiscal years ended December 31, the Funds paid the following amounts in brokerage commissions.

         FUND                           2002           2001           2000

         Income Fund                     N/A             N/A            N/A
         Growth and Income Fund     $  169,309*     $   30,918     $   33,129
         World Growth Fund          $  103,355*     $   42,143     $   46,299
         Diversified Assets Fund    $  123,306*     $   20,600     $   30,773
         Aggressive Growth Fund     $  107,735*     $   43,354     $    9,797

     * THE CHANGE OF INVESTMENT MANAGEMENT RESULTED IN A REPOSITIONING OF THE PORTFOLIO. THE REPOSITIONING LED TO AN INCREASE IN BROKERAGE FEES.

     During the last three fiscal years ended December 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services.

     Marsico Capital Management, LLC, the Subadviser of the Aggressive Growth Fund, executes some Fund portfolio transactions through its brokerage affiliate, Banc of America Securities. For the period of June 28, 2002 (inception of Subadviser portfolio management) through December 31, 2002, the Fund paid the following in brokerage commissions for such transactions:

            FUND                              2002 PERCENTAGE*
       Aggressive Growth         $ 2,117           1.96%

    * REFLECTS PERCENTAGE OF THE TOTAL COMMISSIONS PAID FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002.

     The Adviser or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Adviser or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended December 31, 2002, such brokerage transactions and related commissions amounted to the following:

                                                       TRANSACTION
         FUND                        COMMISSIONS         AMOUNTS

         Income Fund                $     150         $      49,965
         Growth and Income Fund     $  10,113         $   5,963,174
         World Growth Fund          $   1,686         $   1,251,946
         Diversified Assets Fund    $  13,636         $   8,840,555
         Aggressive Growth Fund     $  13,787         $  11,649,827

PORTFOLIO TURNOVER RATES

     The rate of portfolio turnover in any of the Funds will not be a limiting factor when the Adviser or the applicable Subadviser deems changes in a Fund's portfolio appropriate in view of its investment objective. Although no Fund will purchase or sell securities solely to achieve short-term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund.

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

     For the last two fiscal years ended December 31, the Funds' portfolio turnover rates were as follows:

         FUND                               2002                2001

         Income Fund                       54.63%               55.79%
         Growth and Income Fund            88.68%*              25.63%
         World Growth Fund                121.54%*              49.27%
         Diversified Assets Fund          111.63%*              41.62%
         Aggressive Growth Fund           265.66%*             116.09%

   * THE FUND CHANGED PORTFOLIO MANAGERS IN JUNE 2002. THIS CHANGE RESULTED IN A REPOSITIONING OF THE PORTFOLIO. THE REPOSITIONING LED TO AN INCREASE IN TRADING AND PORTFOLIO TURNOVER.


                           DESCRIPTION OF TRUST SHARES

     The Trust is authorized to issue shares of beneficial interest in separate Funds. Five Funds are currently established. Under the Master Trust Agreement, as amended February 7, 1997, and as further amended February 18, 1998 ("Trust Agreement"), the Board of Trustees is authorized to create new Funds in addition to those already existing without shareholder approval.

     Each Fund's assets and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board of Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share of that Fund and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Trustees. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under Delaware law, the Trust is not required to hold annual or special meetings of shareholders and the Trust does not expect to hold any such meetings unless required by the 1940 Act. Special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. Also, the holders of an aggregate of at least 10% of the outstanding shares of the Trust may request a meeting at any time for the purpose of voting to remove one or more of the Trustees.

     Pursuant to the Trust Agreement, any Trustee may be removed by the vote of two-thirds of the Trust shares then outstanding, cast in person or by proxy at any meeting called for the purpose. Under the Trust's Bylaws, the Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding not less then 10% of the shares then outstanding. The Trust will assist in communicating to other shareholders about the meeting.

     The voting privileges of Contract Owners and Policy Owners, and limitations on those privileges, are explained in the prospectus relating to the Contracts or Policies. USAA Life, as the owner of the assets in the Separate Account and Life Insurance Separate Account, will vote Fund shares that are held in the Separate Accounts to fund benefits under the Contracts and Policies in accordance with the instructions of Contract Owners and Policy Owners. This practice is commonly referred to as "pass-through" voting. USAA Life also will vote for or against any proposition, or will abstain from voting, any Fund shares attributable to a Contract or Policy for which no timely voting instructions are received, and any Fund shares held by USAA Life for its own account, in proportion to the voting instructions that it receives with respect to all Contracts and Policies participating in that Fund. This practice is commonly referred to as "mirror" or "echo" voting. If USAA Life determines, however, that it is permitted to vote any Fund shares in its own right, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder.

     On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAV of the Fund's shares. However, on matters affecting an individual Fund differently from the other Funds, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but that requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee. Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust.

     When issued, each Fund's shares are fully paid and nonassessable, have no pre-exemptive or subscription rights, and are fully transferable. There are no conversion rights.


                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. Accordingly, no Fund will be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses), provided that each Fund distributes at least 90% of its net investment income, net short-term capital gains, and non-taxable interest income for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and; (2) satisfy certain investment diversification requirements at the close of each quarter of the Fund's taxable year. Each of the Funds intends to satisfy both of these requirements.

     Each Fund is subject to asset diversification requirements described by the U.S. Treasury Department under Section 1.817-5 of the Treasury Regulations. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. Furthermore, each U.S. government agency or instrumentality is treated as a separate issuer. There are also alternative diversification requirements that may be satisfied by the Funds under the regulations.

     In addition, shares of each Fund may be owned only by (a) separate accounts of USAA Life (or other life insurance companies) (b) the general account of a life insurance company (or a corporate affiliate of such company), a separate account of which invests in the Fund, (c) USAA IMCO or an affiliate, in starting or managing a Fund

(in the case of (b) and (c) of this paragraph, there must be no intention to sell shares to the general public), or (d) the trustee of a qualified pension or retirement plan.

     In addition to these rules, the Treasury has indicated that it might in the future issue a regulation or a revenue ruling on the issue of whether a variable contract owner is exercising impermissible "control" over the investments underlying a segregated asset account, thereby causing the income earned on a Contract or Policy to be taxed currently. This regulation or ruling may apply only prospectively, although retroactive effect is possible if the regulation or ruling is considered not to embody a new position.

     Each Fund intends to comply with the diversification requirements. If the Funds or a Fund should fail to comply with these diversification requirements, or fails to meet the requirements of Subchapter M of the Code, Contracts and Policies invested in the Funds would not be treated as annuity contracts or life insurance for income tax purposes under the Code. In that case, Contract Owners and Policy Owners would be taxed on the increases in value of any Contract or Policy that invested through the separate accounts of USAA Life in a Fund that failed these tests for the period of failure and subsequently. Also, if the insured under a Policy died during a period of failure, a portion of the death benefit would be taxable to the recipient.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the 12-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of the excise tax. The 4% excise tax does not apply where a Fund sells only to a separate account, in connection with a contract or policy, a trustee of a qualified pension or retirement plan, or a general account of a life company or an adviser that invests seed money of not more than $250,000 in the Fund.

     The ability of a Fund to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies, and debt securities denominated in foreign currencies, as well as certain other investments.

     The World Growth Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit USAA Life Insurance Company to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, USAA Life Insurance Company would include in its gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, USAA Life Insurance Company would be entitled to treat the foreign income taxes withheld as a credit against its U.S. federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, USAA Life Insurance Company could, if it were to its advantage, treat the foreign income taxes withheld as a deduction in computing taxable income rather than as a tax credit. USAA Life Insurance Company will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to it. It is anticipated that the Fund will make the Foreign Election.

     If the World Growth Fund invests in an entity that is classified as a Passive Foreign Investment Company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.


                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees  consists of four  Trustees  who  supervise  the  business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Fund's business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board periodically reviews the Funds' invest-ment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including USAA IMCO, USAA Life, the Subadvisers, and any affiliates thereof. The term of office for each Trustee shall be (15) years or until the Trustee reaches age 70. A grandfather provision was approved on February 21, 2001 to allow Ms. Reedy to remain on the Board until the end of the calendar year 2003.

     Set forth below are the Trustees and officers of the Trust, date of birth, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each Trustee serves on the Board of Trustees consisting of one registered investment company offering five individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, Texas 78288.

INTERESTED TRUSTEES1

James M. Middleton
Trustee, Chairman of the Board of Trustees, and President
Date of Birth: July 1945

Chief Executive Officer USAA Life (3/00-present); Senior Vice President Operations Integration & Program Control(7/99-2/00); Vice President Systems
Integration & Program Control (9/97-7/99); Assistant Vice President Systems Integration & Analysis (3/94-8/97). Mr. Middleton has served in his capacity as Trustee since February 2000. Mr. Middleton holds no other directorships of any publicly held corporations or other investment company outside the USAA Life Investment Trust.

NON INTERESTED TRUSTEES

June R. Reedy
Trustee
211 N. Presa
San Antonio, TX 78205
Date of Birth: July 1929

Retired; Board Member, IntelliSolve Group, Inc. (6/95-present); Vice President, Centro San Antonio, volunteer (6/98-present); City Commissioner, Historic Design & Review, City of San Antonio, volunteer (6/95-6/97). Ms. Reedy has served in her capacity as Trustee since December 1994. Ms. Reedy holds no other directorships of any publicly held corporations or other investment company outside the USAA Life Investment Trust.

Neil H. Stone
Trustee
645 Lockhill Selma
San Antonio, TX 78216
Date of Birth: April 1943

Attorney (Associate), Gendry & Sprague, P.C. (12/92-present). Mr. Stone has served in his capacity as Trustee since December 1994. Mr. Stone holds no other directorships of any publicly held corporations or other investment company outside the USAA Life Investment Trust.

Dr. Gary W. West
Trustee
8038 Wurzbach, Suite 870
San Antonio, TX 78229
Date of Birth: April 1940

President, Radiation Oncology of San Antonio, Professional Association (12/94-present). Dr. West has served in his capacity as Trustee since December 1994. Dr. West holds no other directorships of any publicly held corporations or other investment company outside the USAA Life Investment Trust.

INTERESTED OFFICERS1

Christopher W. Claus
Senior Vice President
Date of Birth: December 1960

Chief Executive Officer, President, Director, and Vice Chairman of the Board of Directors, USAA IMCO (2/01-present); Senior Vice President, Investment Sales and Service (7/00-2/01); Vice President, Investment Sales and Service (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of the USAA family of funds consisting of four registered investment companies offering 39 individual funds at December 31, 2002. He is also the President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services.

Clifford A. Gladson
Vice President
Date of Birth: November 1950

Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO, (12/99-5/02); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the officer position of Vice President of the USAA family of funds consisting of four registered investment companies offering 39 individual funds at December 31, 2002.

Stuart Wester
Vice President
Date of Birth: June 1947

Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the officer position of Vice President of the USAA family of funds consisting of four registered investment companies offering 39 individual funds at December 31, 2002.

Edward R. Dinstel
Vice President
Date of Birth: January 1954

Senior Vice President, Member Acquisition and Relationship Management & Partnerships, USAA Life (9/01-present); Senior Vice President, Life & Health Underwriting and Issue, USAA Life (11/99-8/01); Vice President, Life & Health Underwriting, USAA Life (6/91-10/99).

Russell A. Evenson
Vice President
Date of Birth: October 1947

Senior Vice President, Actuarial & Marketing, USAA Life (9/01-present); Senior Vice President, Chief Life Actuary, USAA Life (4/01-8/01); Senior Vice
President, Benefit & Product Solutions, Aid Association for Lutherans (5/99-3/01); Senior Vice President & Corporate Actuary, North American Company for Life & Health (11/98-4/99); Senior Vice President and Chief Actuary/Director, Midland National Life Ins. Co. (3/89-4/99).

David M. Holmes
Treasurer
Date of Birth: June 1960

Senior Vice President, Life/IMCO/FPS, Senior Financial Officer, Chief Financial Officer, USAA (12/02-present); Senior Vice President, Senior Financial Officer, IMCO (6/01-12/02); Senior Vice President, Senior Financial Officer, IMCO (6/01-present); and Vice President, Senior Financial Officer, USAA Real Estate Company (RealCo) (12/97-5/01). Mr. Holmes also holds the officer position of Treasurer of the USAA family of funds consisting of four registered investment companies offering 39 individual funds, and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Cynthia A. Toles
Secretary
Date of Birth: March 1951

Vice President, Life & Health Insurance Counsel, USAA (2/00-present); Vice President and Secretary, USAA Life (2/00-present); Senior Vice President, General Counsel & Secretary, Variable Annuity Life Insurance Company (VALIC) (4/81-2/00); Senior Vice President, General Counsel & Secretary, American General Annuity Insurance Company (2/99-2/00).

Mark S. Howard
Assistant Secretary
Date of Birth: October 1963

Senior Vice President, Securities Counsel/Compliance, General Counsel, USAA (12/02-present); Senior Vice President, Secretary and Counsel, IMCO (12/02-present); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); Executive Director, Securities Counsel, USAA (9/96-2/98). Mr. Howard also serves as Secretary for the USAA family of funds consisting of four registered investment companies offering 39 individual funds, and IMCO;, Senior Vice President, Secretary and Counsel of USAA Shareholder Account Services; and the Assistant Secretary of USAA Financial Planning Services.

Eileen M. Smiley
Assistant Secretary
Date of Birth: November 1959

Assistant Vice President, Securities Counsel, USAA (1/03-present); Attorney, Morrision & Foerster, LLP (1/99-1/03); Senior Counsel, Division of Investment Management, U.S. Securities and Exchange Commission (2/96-12/98). Ms. Smiley also holds the officer position of Assistant Secretary of the USAA family of funds offering 39 individual funds.

Roberto Galindo, Jr.
Assistant Treasurer
Date of Birth: November 1960

Assistant Vice President, Mutual Fund Analysis & Support, IMCO; (10/01-present); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO(9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo holds the officer position of Assistant Treasurer for the USAA family of funds consisting of four registered investment companies offering 39 individual funds.

    1 INDICATES THOSE TRUSTEES AND OFFICERS WHO ARE EMPLOYEES OF THE ADVISER, USAA LIFE OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Trust has an Audit Committee, an Executive Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

AUDIT COMMITTEE: The members of the Audit Committee consult with the Trust's independent public accountants from time to time regarding financial and accounting matters pertaining to the Trust and meet with the Trust's independent public accountants at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Committee members deem appropriate or desirable. Trustees Reedy, Stone, and West are members of the Audit Committee. The Audit Committee met three times in the most recent full fiscal year ended December 31, 2002.

     EXECUTIVE COMMITTEE: During intervals between meetings of the Board of Trustees, the Executive Committee possesses and may exercise all of the powers of the Board of Trustees in the management of the Trust except as to those matters that specifically require action by the Board of Trustees. Trustees Middleton and Reedy are members of the Executive Committee. The Executive Committee did not meet during fiscal year ended December 31, 2002.

     PRICING AND INVESTMENT COMMITTEE: During intervals between meetings of the Board of Trustees, the Pricing and Investment Committee reviews each Fund's investments and confers with USAA IMCO at such times and as to such matters as the Committee members deem appropriate. Trustees Middleton, Stone, West, and Reedy are members of the Pricing and Investment Committee. The Pricing and Investment Committee met four times in the most recent full fiscal year ended December 31, 2002.

     CORPORATE GOVERNANCE COMMITTEE: The members of the Corporate Governance Committee maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Reedy, Stone, and West are members of the Corporate Governance Committee. The Corporate Governance Committee met four times in the most recent full fiscal year ended December 31, 2002.

     Shares of these Funds are available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company, which none of the Trustees own. Therefore, the Trustees do not hold any individual shares of the USAA Life Investment Trust Funds, and do not own any shares beneficially through contracts or policies. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust, the Adviser, or any Subadviser.

     No compensation is paid by any Fund to any Trustee who is a director, officer, or employee of USAA Life, the Adviser or its affiliates, or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. Trustees' fees consist of an annual retainer of $6,500 for serving on the Board of Trustees, an annual retainer of $500 for serving on one or more committees of the Board of Trustees, and a $500 fee for each regular or special Board meeting will be paid to each Trustee who is not an interested person of the Trust, presently Trustees Reedy, Stone, and West. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Adviser or any Subadviser. The Board of Trustees generally meets quarterly to review the operations of the Funds.

     There were no transactions or series of similar transactions relating directly or indirectly to the Non Interested Trustees of the Trust and their immediate family members in which the amount involved exceeded $60,000 during the past two calendar years ended December 31, 2002.

     The following table sets forth the compensation of the Trustees for their services as Trustees for the Trust's most recently completed fiscal year ended December 31, 2002:

                                   AGGREGATE
                                  COMPENSATION
                                 FROM THE TRUST

   INTERESTED TRUSTEE
   James M. Middleton (a)             None

   Non Interested Trustee

   June R. Reedy                    $10,500
   Neil H. Stone                    $10,500
   Gary W. West                     $10,500

     (A) TRUSTEE MIDDLETON IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, USAA IMCO, AND, ACCORDINGLY, RECEIVED NO REMUNERATION FROM THE TRUST.


                               THE TRUST'S ADVISER

     As described in the Funds' prospectus, USAA IMCO is the Adviser for each Fund. The Adviser, organized in May 1970 is a wholly owned indirect subsidiary of United Services Automobile Association ("USAA"), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Life Investment Trust from its inception.

     In addition to providing investment advice to the Trust, the Adviser advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (USAA family of funds). As of the date of this SAI, total assets under management by the Adviser were approximately $42 billion, of which approximately $25 billion are in mutual fund portfolios.

THE ADVISORY AGREEMENT

     The Adviser provides investment management and advisory services to the Funds pursuant to an Investment Advisory Agreement dated October 31, 2002 (the "Advisory Agreement"). The Advisory Agreement authorizes the Adviser to retain one or more Subadvisers for the management of a Fund's investment portfolio and, as described below, the Adviser has entered into one or more Investment Subadvisory Agreements (the "Subadvisory Agreements") for four of these Funds. Under the Advisory Agreement, the Adviser is responsible for monitoring the services furnished pursuant to the Subadvisory Agreement and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of subadvisory agreements. In addition, the Adviser manages certain portfolio assets for certain of these Funds, as described in the Prospectus.

     For the services under the Advisory Agreement, each Fund has agreed to pay the Adviser a fee computed as described under Fund Management in its Prospectus. Management fees are computed and accrued daily and are payable monthly. The Adviser compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Adviser or its affiliates.

     For the last three fiscal years ended December 31, USAA IMCO received the following investment advisory fees:

      FUND                         2002            2001             2000
      Income Fund               $   46,217      $   38,602       $   25,741
      Growth and Income Fund    $  117,728      $  146,288       $  158,001
      World Growth Fund         $   49,591      $   55,047       $   70,467
      Diversified Assets Fund   $   86,297      $   76,712       $   69,473
      Aggressive Growth Fund    $  100,158      $  160,472       $  378,829

     The Advisory Agreement will remain in effect with respect to a Fund until July 31, 2004. Thereafter, the Advisory Agreement will continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the non-interested trustees and (i) by a majority of all trustees or (ii) by a vote of a majority of the outstanding shares of that Fund. A Fund may terminate the Advisory Agreement, without penalty, by a vote of the Board of Trustees or a majority of the Fund's outstanding voting securities upon 60 days' written notice to USAA IMCO. USAA IMCO may at any time terminate the Advisory Agreement, without penalty, upon 60 days' written notice to that Fund. The Advisory Agreement automatically will terminate without penalty in the event of its assignment as such term is defined in Section 2(a)(4) of the 1940 Act.

APPROVAL OF THE ADVISORY AGREEMENT

     The Board terminated the Trust's former advisory agreement with USAA IMCO (the "Former Advisory Agreement") and approved the current Investment Advisory Agreement and the Subadvisory Agreements at a meeting on June 21, 2002. (Shareholders approved the current Investment Advisory Agreement and Subadvisory Agreements at a meeting on October 31, 2002.) The Board did so against the background of, and in light of certain information evaluated at, the Board's meeting on December 5, 2001, when the Board approved the Former Advisory Agreement, as described below. In addition, the Board evaluated, among other things, written and oral information provided by the Adviser, the search company hired by the Adviser, each Subadviser, and USAA Life in response to a request on behalf of the Trustees. The Trustees determined, in their business judgment, to approve the agreements, including an arrangement for subadvisers to manage assets of certain Funds, based on various factors bearing on the nature, scope, quality, cost and profitability of the services to be provided by the Adviser and the nature, scope, quality, and cost of the services to be provided by each Subadviser and on various conclusions reached, principally including the following:

          o the rationale for the subadvisory arrangement, including such factors, among others, as: (i) anticipated benefits of the proposal for the
Trust and its shareholders in terms of accessing investment management capability, experience and resources, (ii) pertinent developments regarding USAA IMCO, including personnel losses and replacement prospects, (iii) anticipation that other mutual funds advised by USAA IMCO would approve such an arrangement; and (iv) anticipated benefits to contract owners in terms of USAA Life's being relieved of subsidizing certain USAA IMCO advisory expenses;

          o the search process followed by USAA IMCO to select the Subadvisers, including such factors, among others, as the establishment of criteria, employment of a search company and interviews with candidate Subadvisers;

          o essential information about each Subadviser, including such factors, among others, as performance record, financial resources, management style, reputation, in-house research capability and available third party research services, qualification of personnel (in terms of education and experience), and time and attention devoted by senior management;

          o the largely superior investment performance of each Subadviser as compared with the investment performance of the Fund (except for the USAA Life Diversified Assets Fund) to be advised by that Subadviser and that Fund's benchmark and, in the case of the USAA Life Diversified Assets Fund, the expectation that the investment program followed in the past may not be as successful in the future;

          o information about the processes and procedures of each Subadviser regarding such matters, among others, as compliance with a Fund's investment objectives, policies and restrictions, code of ethics, trading practices (e.g., brokerage allocation, soft dollars, use of affiliated brokers, trades between Funds, bunching, and allocation of investment opportunities), disaster planning and regulatory compliance;

          o a report on USAA IMCO's review of the Form ADV filed with the SEC by each Subadviser;

          o a report on Trust counsel's review of the code of ethics of each Subadviser;

          o the forms of the Advisory Agreement and Subadvisory Agreements, including specification of such matters, among others, as the proposed allocation of service functions between USAA IMCO and each Subadviser, the advisory and subadvisory fee rates, and related expense caps on Fund expenses set by USAA Life;

          o with respect to the USAA Life World Growth Fund, the fact that USAA IMCO was unable to negotiate a fee rate for the Subadvisory Agreement with MFS Investment Management (MFS) that is equal to the fee rate in the Interim Subadvisory Agreement with MFS, principally because of the cost of managing a fund with the investment objectives and policies of USAA Life World Growth Fund;

          o information about USAA IMCO's capability for, and experience with, monitoring, coordination and overseeing Subadvisers;

          o information about regulation by the SEC of subadvisory arrangements including such factors, among others, as the SEC's requirement for exemptive relief and contract owner approval, how the arrangement fits that regulation, and USAA IMCO's receipt of an SEC exemptive order applicable to the Trust; and

          o a draft of the proxy statement used to solicit contract owner approval of the Advisory and Subadvisory Agreements, and overall subadvisory arrangement.

     In approving the Former Advisory Agreement on December 5, 2001, the Board evaluated, among other things, written and oral information provided by the Adviser and USAA Life in response to a request of the Trustees. In addition, the independent Trustees met prior to the Board meeting to review their duties and to evaluate the written information. The Trustees determined, in their business judgment, to continue the Advisory Agreement, including the fee, as being, under all of the circumstances, in the best interest of each Trust. The Trustees based their determination on various factors bearing on the nature, scope, quality, cost, and profitability of the services provided to the Trust under the Advisory Agreement and on various conclusions reached, principally including the following:

          o the nature and scope of the advisory services that the Adviser provides to the Trust, including matters such as the coordination of the advisory services with the services provided to the Trust by USAA Life pursuant to the then Underwriting and Administrative Services Agreement;

          o the quality of the Adviser's services, on such bases as the investment performance and expense experience for each Fund, on both an absolute and comparative basis, over current and multi-year periods, including comparisons with benchmarks, data for the other funds available as investment options under USAA Life's variable annuity contracts and variable life insurance policies ("contracts"), and certain industry peer data prepared at the Adviser's request by an unaffiliated company;

          a schedule of the advisory fee rate and fee (and expenses) for each Fund, on both an absolute and comparative basis, concluding that it is in the best interest of the Trust that (i) the Trust serves as an underlying funding medium for contracts marketed by USAA Life primarily to members of USAA; (ii) USAA Life has undertaken to reimburse each Fund for certain operating expenses in excess of a stated rate and that, for 2001, USAA Life reimbursed all of the Funds pursuant to this undertaking; (iii) the fee rate for each Fund is set at a level that can pass along a portion of any economies of scale to contract owners; and (iv) while comparative data are not to be relied on exclusively, the advisory fees (as well as other expenses) of each Fund are within the range paid by similar funds;

          o the fact that the Adviser, in addition to the advisory fees, received benefits through soft dollar practices by which brokers provide research and certain other services to the Adviser in return for being allocated Trust "brokerage" transactions, including information provided by the Adviser regarding its practices and an ongoing study and assessment, prepared at the Adviser's request by an unaffiliated company, of the degree to which each Fund is receiving "best execution," concluding that the Adviser's practices in this regard did not appear to be inconsistent with the best interest of each Fund;

          o the fact that USAA Life, an affiliate of the Adviser, derives benefits by having the Trust serve as an underlying funding medium for contracts offered by USAA Life which are subject to fees and charges payable to USAA Life, including representations by USAA Life that (i) those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by USAA Life, (ii) those fees and charges do not  duplicate  fees and  expenses  paid by the Trust,  and (iii) the advisory fees make no specific allowance to provide monies to finance distribution of either the Trust shares or the contracts, concluding that, while the Trustees are not responsible for the fees and charges deducted by USAA Life under the contracts funded through the Trust, any such benefits to USAA Life, under all the circumstances, did not appear to be inconsistent with the best interest of each Fund.; and

          o the Adviser's cost in providing  advisory  services to each Fund and
(i) the fact that the relatively small size of each Fund has contributed to a lack of profit to the Adviser and necessitated subsidization of the Adviser by USAA Life and (ii) while the Trustees are not responsible for USAA Life's profitability, the fact that this subsidization, together with the relatively short period for which the contracts have been in force, has contributed to a lack of profit to USAA Life on the contracts funded through the Trust.

     In connection with their deliberations, the Board and the independent Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation articulated by the SEC and the courts, and followed by the industry, for mutual funds selling shares to the public and the applicability of those standards and that methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of USAA Life on certain matters in which the Trust does not have a direct interest, is also familiar with the USAA Life's products and separate accounts funded through the Trust. The Trustees considered advice of such legal counsel that mutual funds selling shares to life insurance companies differed, in certain respects, from mutual funds selling shares to the public and that, consequently, the standards and methodology of evaluation developed for the latter did not necessarily apply to the former in all respects. The Trustees considered, for example, the fact that SEC rules would permit USAA Life to "veto" Trustee or contract owner votes for an adviser other than the Adviser under specified circumstances and that the 1940 Act would permit USAA Life to seek SEC approval to substitute another mutual fund for the Trust if the Trustees were to select an adviser other than the Adviser.

     The foregoing discussion of the material factors considered and conclusions reached by the Trustees is not intended to be all-inclusive. The Trustees reviewed a large variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board, the Corporate Governance Committee, and the Audit Committee, monthly distributions of written information and otherwise. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board's conclusions and determinations to approve the Advisory Agreement and Subadvisory Agreements, as well as the continuance of the Former Advisory Agreement. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have given different weights to different factors and assigned various degrees of materiality to various conclusions.

SUBADVISORY AGREEMENTS

     The Adviser has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Adviser and the Board.

     Each Subadvisory Agreement will remain in effect with respect to a Fund until October 30, 2004. Thereafter, each Subadvisory Agreement will continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the non-interested trustees and by a majority of all trustees. Each Fund may terminate its Subadvisory Agreement, without penalty, by a vote of a majority of the non-interested trustees or by vote of a majority of the outstanding shares of the Fund, without penalty, on not more than 60 days' written notice to USAA IMCO and the subadviser. USAA IMCO may at any time terminate a Subadvisory Agreement, without penalty, by written notice to the other party. Each subadviser may terminate its Subadvisory Agreement, without penalty, by not less than 90 days' written notice to USAA IMCO. Each Subadvisory Agreement automatically will terminate without penalty in the event of its assignment, as such term is defined in Section 2(a)(4) of the 1940 Act.

     For the USAA Life Growth and Income Fund, the Adviser has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Adviser (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the Fund's average daily net assets that Wellington manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 76 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     For the USAA Life World Growth Fund, the Adviser has entered into a Subadvisory Agreement with Massachusetts Financial Services Company, which does business with MFS Investment Management (MFS), the Adviser (not the Fund) pays MFS a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of all funds in the USAA family of funds that MFS manages (i.e., the USAA Life World Growth Fund, USAA Investment Trust's International and World Growth Funds, and the international portion of USAA Investment Trust's Cornerstone Strategy Fund), plus 0.225% of the aggregate average net assets for assets over $350 million of all funds in the USAA family of funds that MFS manages. MFS is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

     For the USAA Life Diversified Assets Fund, the Adviser has entered into a Subadvisory Agreement with Wellington Management. The Adviser (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the Fund's average daily net assets that Wellington Management manages.

     For the USAA Life Aggressive Growth Fund, the Adviser has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico). The Adviser (not the Fund) pays Marsico a fee in the annual amount of 0.20% of the Fund's average daily net assets that Marsico manages. Bank of America Corporation ("BOA"), either individually or through its subsidiaries, owns 100% of Marsico BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

CODES OF ETHICS

     While the officers and employees of the Adviser, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Adviser and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades. A copy of the Joint Code of Ethics has been filed with the SEC and is available for public view.

     The Funds, the Adviser and the Subadvisers each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. The Board reviews the administration of the codes of ethics at least annually and receives certifications from each Subadviser regarding compliance with the codes of ethics annually.

ADMINISTRATIVE SERVICES AGREEMENT

     USAA Life  generally  administers  the  affairs  of the Trust and  provides administrative services to the Funds. USAA Life generally will assist in the Fund's operations (except services related to the distribution of its shares); provide office space, equipment and facilities and necessary personnel to perform clerical, administrative, accounting and executive services not delegated to agents; assist in the selection of, and oversee and coordinate agents of the Trust; permit officers, directors and employees of USAA Life to serve as officers or employees of the Trust; maintain required books and records (including without limitation maintaining the books and records required under the Investment Company Act of 1940); prepare and file tax returns and other required SEC and state Blue Sky filings; prepare and coordinate board materials; provide and maintain an appropriate fidelity bond; calculate the net asset value of each Fund; and provide any other administrative service agreed to by both parties. The Trust has agreed to reimburse USAA Life for providing the services identified in the Administrative Services Agreement subject to a maximum expense ratio for each Fund. Under the Administrative Services Agreement, through April 30, 2004, USAA Life, out of its general account, must reimburse certain Trust expenses to the extent that such expenses exceed, on an annual basis, 0.60% of the average net assets ("ANA") of the USAA Life Growth and Income Fund; 0.95% of the ANA of the USAA Life Aggressive Growth Fund; 0.95% of the ANA of the USAA Life World Growth Fund; 0.75% of the ANA of the USAA Life Diversified Assets Fund; and 0.65% of the ANA of the USAA Life Income Fund.

     For the fiscal years ended December 31, 2002, 2001, and 2000, USAA Life paid USAA IMCO $304,001, $365,821, and $397,605, to compensate USAA IMCO for its costs in providing certain administrative services relating to the Trust as delegated by USAA Life. Of these amounts, for the fiscal years ended December 31, 2002, 2001, and 2000, the Trust paid USAA Life net amounts of $57,724, $210,048, and $277,101,, respectively after reimbursement of expenses exceeding amounts set forth above.


                         PRINCIPAL HOLDERS OF SECURITIES

     As of March 31, 2003, USAA Life, either directly or through the Separate Account, owned of record and beneficially the percentages of each Fund's outstanding shares as shown below.

               Income Fund                        -
               Growth and Income Fund             -
               World Growth Fund                  31.47%
               Diversified Assets Fund            -
               Aggressive Growth Fund             -

     As a result of its beneficial ownership, USAA Life may be presumed to control the World Growth Fund of the Trust. Such control may dilute the effect of the votes of other shareholders of the World Growth Fund presumed to be controlled. USAA Life will vote its Fund shares owned through the Separate Account and Life Insurance Separate Account in accordance with instructions received from Contract Owners (or annuitants or beneficiaries, to the extent provided in the Contracts) and Policy Owners, respectively. If USAA Life determines, however, that it is permitted to vote any Fund shares that it owns in its own right, either directly or through the Separate Account or Life Insurance Separate Account, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder. The address of USAA Life is 9800 Fredericksburg Road, San Antonio, Texas 78288. USAA Life, a Texas corporation, is wholly owned by United Services Automobile Association.

     As of March 31, 2003, the Separate Account owned of record the percentages of each Fund's outstanding shares attributable to the Contracts and Policies as shown below. The Separate Account is located at 9800 Fredericksburg Road, San Antonio, Texas 78288.

                    Income Fund                 100%
                    Growth and Income Fund      100%
                    World Growth Fund         68.53%
                    Diversified Assets Fund     100%
                    Aggressive Growth Fund      100%

     Contract Owners and Policy Owners may be deemed to beneficially own shares of one or more of the Funds, to the extent that they are given the right to provide voting instructions with regard to shares in those Funds. The Trust knows of no other persons who, as of March 31, 2002, held of record or owned beneficially 5% or more of either Fund's shares.

     As of March 31, 2003, the Trustees and officers, as a group, owned less than 1% of the Trust's outstanding voting securities through any Contract.


                         CALCULATION OF PERFORMANCE DATA

     Information regarding the total return of the Funds is provided under the "Fluctuation of Investment Value" section for each Fund in the prospectus. See "Valuation of Securities" in this SAI for a discussion of the manner in which the Funds' price per share is calculated.

     Total return and yield quotations reflect only the performance of a hypothetical investment in the Fund during a specified period. These quotations are based on historical data and do not in any way indicate or project future performance. Quotations of a Fund's total return and yield do not reflect charges or deductions against the Fund Account or charges and deductions against the Contracts or Policies. The share price of the Income Fund, Growth and Income Fund, World Growth Fund, Diversified Assets Fund, and Aggressive Growth Fund will vary and, when redeemed, may be worth more or less than the original purchase price.

     Charges imposed under the Contract and Policies will affect the actual return to Contract and Policy Owners. Charges imposed under the Contracts and Policies are not included in the calculation of yield or total return for the Funds shown below. See the prospectuses for the Contracts and Policies for further information.

YIELD

     The yield of a Fund refers to the income generated by an investment in the Fund over a specific period (30 days), excluding realized and unrealized capital gains and losses in the Fund's investments. This income is then "annualized" and shown as a percentage of the investments.

     The Funds may advertise performance in terms of a 30-day or one month yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2 [(A-B/CD + 1)6 -1]

Where:
          a   =   dividends and interest earned during the period
          b   =   expenses accrued for the period (net of reimbursement)
          c   =   the average daily number of shares outstanding during the
                  period that were entitled to receive  dividends
          d   =   the maximum offering price per share on the last day of the period

TOTAL RETURN

     The Funds may advertise performance in terms of average annual total return for one-, five-, and ten-year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula prescribed by the SEC:

                                P(1 + T)n = ERV

Where:    P    =  a hypothetical initial investment of $1,000
          n    =  number of years
          ERV  =  ending redeemable value of a hypothetical $1,000 investment made at the beginning of the applicable period

     The calculation assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all Fund expenses, net of reimbursements.

     In addition, the Funds may each advertise performance in terms of cumulative total return. Cumulative total return reflects the total change in value of an investment in the Fund over a specified period, including, but not limited to, periods of one, five and ten years, or the period since the Fund's inception through a stated ending date. Cumulative total return is calculated in a manner similar to standardized average annual total return, except that the results are not annualized. The SEC has not prescribed a standard formula for calculating cumulative total return. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical initial investment of $1,000 over various periods, according to the following formula, and then expressing that as a percentage:

                                 C = (ERV/P)-1

Where:    P    =  a hypothetical initial investment of $1,000
          C    =  cumulative total return
          ERV  =  ending redeemable value of a hypothetical $1,000 investment made at the beginning of the applicable period

     The average annual and cumulative total returns* for each Fund that had operations were as follows:

                      AVERAGE ANNUAL TOTAL RETURNS    CUMULATIVE TOTAL RETURNS
                           FOR PERIODS ENDED             FOR PERIODS ENDED
                           DECEMBER 31, 2002             DECEMBER 31, 2002
FUND                     ONE      FIVE    SINCE         ONE    FIVE     SINCE
                         YEAR     YEAR  INCEPTION+      YEAR   YEAR   INCEPTION+
Income Fund               7.95%   6.44%    8.38%       7.95%   36.62%   90.16%
Growth and Income Fund  -21.50%  -1.24%    8.66%     -21.50%   -6.07%   94.17%
World Growth Fund**     -15.35%  -1.70%    5.35%     -15.35%   -8.21%   51.65%
Diversified Assets Fund -11.37%   4.27%   10.04%     -11.37%   23.26%  114.83%
Aggressive Growth Fund  -30.72%   0.93%    3.84%     -30.72%    4.73%   23.85%

  * FOR THE INCOME FUND, GROWTH AND INCOME FUND, AND DIVERSIFIED ASSETS FUND, THESE VALUES REFLECT THE DEDUCTION OF A 0.20% ANNUAL MANAGEMENT FEE, AND OTHER FUND EXPENSES, BUT DO NOT REFLECT FUND EXPENSES .THAT ARE VOLUNTARILY PAID BY USAA LIFE OR REIMBURSED BY USAA LIFE. FOR THE AGGRESSIVE GROWTH FUND, THESE VALUES REFLECT THE DEDUCTION OF AN ANNUAL MANAGEMENT FEE AND OTHER FUND EXPENSES OF 0.50%, BUT DO NOT REFLECT FUND EXPENSES THAT ARE VOLUNTARILY PAID BY USAA LIFE OR REIMBURSED BY USAA LIFE. WITHOUT THE PAYMENT OR REIMBURSEMENT OF EXPENSES BY USAA LIFE, THESE TOTAL RETURNS WOULD HAVE BEEN LOWER.

  ** FOR THE WORLD GROWTH FUND,  THESE  VALUES  REFLECT THE  DEDUCTION OF ANNUAL
     MANAGEMENT FEE OF 0.20% FOR PERIOD JANUARY 1, 2002 THROUGH OCTOBER 31, 2002, AND 0.35% FOR PERIOD NOVEMBER 1, 2002 THROUGH DECEMBER 31, 2002, AND OTHER FUND EXPENSES, BUT DO NOT REFLECT FUND EXPENSES THAT ARE VOLUNTARILY PAID BY USAA LIFE OR REIMBURSED BY USAA LIFE.

  + THE DATE OF INCEPTION FOR THE INCOME FUND, GROWTH AND INCOME FUND, WORLD GROWTH FUND, AND DIVERSIFIED ASSETS FUND WAS JANUARY 5, 1995. THE DATE OF INCEPTION FOR THE AGGRESSIVE GROWTH FUND WAS MAY 1, 1997.


                              FINANCIAL STATEMENTS

     The most recent audited financial statements for each Fund of the Trust and the report of the Trust's independent auditor thereon, are incorporated into this SAI by reference to the Trust's Annual Report dated December 31, 2002, which accompanies this SAI.

     Only those sections of the Annual Report that are specifically identified immediately below are incorporated by reference into the SAI:

     Independent Auditors' Report

     Portfolios of Investments

     Notes to Portfolios of Investments

     Statements of Assets and Liabilities

     Statements of Operations

     Statements of Changes in Net Assets

     Notes to Financial Statements


               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP ("S&P")

AAA Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS ("FITCH")

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) MINUS(-) SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DOMINION BOND RATING SERVICE LIMITED (DBRS)

As is the case with all DBRS rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that DBRS has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal. (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

2. SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        o   Leading market positions in well-established industries.
        o   High rates of return on funds employed.
        o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

MOODY'S MUNICIPAL

MIG 1/VMIG 1 This  designation  denotes best  quality.  There is present  strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation  denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation  denotes  adequate  quality.  Protection  commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2   Capacity  for  timely   payment  on  issues  with  this   designation   is
      satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of
      changes   in   circumstances   than   obligations   carrying   the  higher
      designations.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2  Satisfactory   capacity  to  pay  principal   and  interest,   with   some
      vulnerability to adverse financial and economic changes over the term of the notes.

FITCH RATINGS

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3   Fair credit  quality.   The  capacity  for  timely  payment  of  financial
      commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DBRS COMMERCIAL PAPER

R-1 (high)  Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability, which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which DBRS has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)Short-term  debt rated "R-1 (middle)" is of superior  credit quality and,  in most  cases,  ratings  in this  category  differ  from "R-1
            (high)" credits to only a small degree. Given the extremely tough definition, which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)   Short-term debt rated "R-1 (low)" is of satisfactory credit quality.
            The  overall  strength  and  outlook  for key  liquidity,  debt  and profitability  ratios is not  normally as  favorable  as with higher rating categories,  but these  considerations are still respectable.
            Any   qualifying   negative   factors  that  exist  are   considered
            manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)   Short-term debt rated "R-2" is of adequate credit quality and within
            the  three  subset  grades,   debt  protection  ranges  from  having
            reasonable  ability  for  timely  repayment  to a  level,  which  is considered  only just  adequate.  The  liquidity  and debt ratios of entities in the "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future trend may suggest some risk of  maintaining  the  strength  of key  ratios in these  areas.
            Alternative    sources   of   liquidity   support   are   considered
            satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit."
            Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)   Short-term  debt rated  "R-3" is  speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

ALL THREE DBRS RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.


                   APPENDIX B - COMPARISON OF FUND PERFORMANCE

     The Trust may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources also may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the 1933 Act such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BANK RATE MONITOR(R), a service that publishes rates on various bank products such as certificates of deposit, money market deposit accounts and credit cards.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESSWEEK,   a  national  business  weekly  that  periodically   reports  the
performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that may periodically review mutual fund companies.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL  WORLD  MAGAZINE,  a  monthly  magazine  that  periodically   features
companies in the mutual fund industry.

FORBES,  a  national  business   publication  that   periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

InvesTech, a bi-monthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the adviser community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT COMPANY INSTITUTE, the national association of the U.S. investment company industry. Investor's Business Daily, a newspaper that covers financial news.

KIPLINGER'S PERSONAL FINANCE MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY, EQUITY FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund averages by type of fund.

LIPPER, A REUTER'S COMPANY, FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORTTM, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR FIVE-STAR INVESTOR, a monthly newsletter which covers financial news and rates mutual funds, produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,   a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national news weekly that may cover business matters.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMARTMONEY, a monthly magazine featuring news and articles on investing and mutual funds.

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USA TODAY(R), a newspaper that may cover financial news.

U.S. NEWS & WORLD REPORT, a national business weekly that periodically reports on mutual fund performance data.

WALL STREET JOURNAL(R), a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORLD MONITOR, The Christian Science Monitor Monthly.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed toward the novice investor.

     In addition to the sources above, performance of the Funds may also be tracked by Lipper, A Reuter's Company, ("Lipper"), Variable Annuity Research & Data Service ("VARDS"), and Morningstar, Inc. ("Morningstar"). A Fund will be compared to Lipper's, VARDS's, or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indexes of comparable securities may be cited. Examples include the following:

-Ibbotson Associates, Inc., Stocks, Bonds, Bills, and Inflation Yearbook;

-Lehman Brothers 1-3 year Government/Corporate Index, an unmanaged index of all the government, agency, and corporate bonds longer than one year and less than three years;

-Lehman   Brothers   Aggregate   Bond   Index,   an   unmanaged   index  of  the
Government/Credit   Index,  the   Mortgage-Backed   Securities  Index,  and  the
Asset-Backed Securities Index;

-Morgan Stanley Capital International Index (MSCI) - World, an unmanaged index, that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market;

-NASDAQ   Industrials,   a  composite  index  of  approximately  3000  unmanaged
securities of industrial corporations traded over the counter;

-S&P 500 Index, a broad-based unmanaged composite index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

-Russell 1000 Growth Index, measures the performance of those Russell 1000 companies with higher price to book ratios and higher forecasted growth values.

-Russell 2000 Index, is an index that consist of the 2,000 smallest companies in the Russell 3000 Index, a widely recognized small cap index.

-Russell 3000 Index, measures the performance of the 3,000 largest U.S companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Other sources for total return and other performance data that may be used by a Fund or by those publications listed previously are Morningstar, Inc., Schabaker Investment Management, and Investment Company Data, Inc. These are services that collect and compile data on open-end mutual fund companies.

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